EXHIBIT 99.1
PROLOGIS REPORTS STRONG SECOND QUARTER RESULTS
Growth Driven by Solid Gains in CDFS Business and Improving Property Fundamentals; Continued
Strong Level of Development Starts Support $3.0 Billion Global Pipeline
Denver, Colo. — July 28, 2005 — ProLogis (NYSE: PLD), a leading global provider of distribution facilities and services, today reported adjusted funds from operations as defined by ProLogis of $0.75 per diluted share for the second quarter of 2005, a 15.4% increase over $0.65 in the second quarter of 2004. After relocation charges and recognition of cumulative translation losses related to the sale of its temperature-controlled business, funds from operations as defined by ProLogis (FFO) for the second quarter of 2005 were $0.67 per share. Net earnings per diluted share were $0.40 for the second quarter of 2005, compared with $0.42 for the same period in 2004.
For the six months ended June 30, 2005, adjusted FFO as defined by ProLogis was $1.37 per diluted share, up 18.1% from $1.16 in the first six months of 2004. After the charges noted above, FFO as defined by ProLogis was $1.22, compared with $1.14 in the prior year, which included a $0.02 per share charge related to redemption of the company’s remaining Series D Preferred Shares in the first quarter of 2004. Net earnings per diluted share for the six months ended June 30, 2005, were $0.69, compared with $0.66 in the comparable period of 2004.
“Market conditions continue to improve, supporting another quarter of exceptionally strong development starts and record leasing activity. Globally, we are experiencing further strengthening of property operations with increased occupancies, stable-to-improving rental rates and positive net absorption,” said Jeffrey H. Schwartz, chief executive officer. “We also are very excited about the opportunities to strengthen our overall business as a result of the Catellus merger, announced earlier in the quarter, and expect to complete the merger in September.”
During the quarter, ProLogis began new developments with a total expected investment of over $730 million, bringing its year-to-date total to $1.48 billion. “This solid momentum early in the year supports an increase in our development start guidance to $1.9 — $2.0 billion in 2005. In turn, growth in development gains and improving property performance supports an increase in our full-year guidance for adjusted FFO per share to $2.60 — $2.68 and earnings per share to $1.60 - $1.80,” Mr. Schwartz added. Previous guidance was for $2.55 — $2.65 per share and $1.40 — $1.60 per share, respectively. The company added that its FFO per share guidance is prior to expected one-time merger integration costs, corporate relocation and temperature-controlled charges.
Strengthening Operating Property Fundamentals
The company reported a 2.98% increase in same-store net operating income (a 4.07% increase when straight-lined rents are excluded) and a 2.35% increase in same-store average occupancies when compared with the second quarter of 2004. The company also achieved a 62 basis point improvement in its stabilized leased percentage over the first quarter of 2005, reaching 92.8% — its highest level since the fourth quarter of 2001.
“The trends we’re seeing in improved property performance are supported by strong customer demand globally. In the majority of North American markets, occupancies are up, and we are seeing rent growth in an increasing number of markets. In Europe, where we have significantly increased our development pipeline, customers continue to actively reconfigure their distribution operations for greater efficiency, despite economic softness in some regions. In Japan and China, where there is a shortage of modern logistics space, customer requirements have driven year-to-date development starts of more than $450 million, with strong leasing of recently completed facilities,” Mr. Schwartz added.

New Development Leasing Drives Record CDFS Pipeline
Walter C. Rakowich, president and chief operating officer, said, “Our geographic breadth and solid customer relationships drove another quarter of remarkably strong development activity. We now have a record Corporate Distribution Facilities Services (CDFS) pipeline of completions, repositioned acquisitions and properties under development of just under $3.0 billion, which is well diversified across three continents.
“We continue to achieve strong leasing in our development pipeline, with second quarter completions over 67% pre-leased, and completions in the last twelve months over 81% leased. Additionally, we signed more than 3.8 million square feet of new CDFS leases in the second quarter — over 50% with repeat customers. Among the new CDFS leases signed in the quarter were agreements with Williams-Sonoma in Memphis, Hitachi in Tokyo, GEFCO in Germany and D-Link in the United Kingdom,” Mr. Rakowich added.
Strong Demand for Japan Developments and New Exclusive Development Rights in China
“In Japan, demand remains strong, with our pipeline of more than $741 million of properties under development and recent completions over 66% leased. During the quarter, we contributed ProLogis Park Osaka, our largest completed development to date at over 1.3 million square feet, to ProLogis Japan Property Fund.
“Our operations in China are also gaining momentum. In support of our global port strategy, we recently formed a joint venture with the Tianjin Economic-Technological Development Area (TEDA) to develop a logistics park that can support up to 1.4 million square feet of distribution space. TEDA is located just three miles from Tianjin Port, China’s fourth largest container port and is 25 miles from downtown Tianjin, the second largest city in northern China, behind Beijing,” Mr. Schwartz concluded.
Second Quarter 2005 Selected Financial and Operating Information
•	Announced $5.5 billion merger agreement with Catellus Development Corporation (NYSE: CDX), expected to close by the end of September 2005, pending shareholder approvals.
•	Achieved FFO from CDFS transactions of $73.4 million for the quarter, up 28% from $57.5 million in the second quarter of 2004. FFO amounts do not include unrecognized deferred gains of $14.4 million for the current period and $12.0 million for the same period in 2004. Post-deferral, post-tax CDFS margins were 28.3% for the quarter.
•	Recycled $339.2 million of capital through CDFS dispositions and contributions during the quarter and $636.0 million year to date.
•	Started new developments, including those within CDFS joint ventures, with total expected investment of $730.5 million during the quarter and $1.48 billion year to date.
•	Increased ProLogis’ share of FFO from property funds to $23.6 million for the quarter, up 40% from $16.9 million in the prior year.
•	Grew second quarter fee income from property funds to $16.5 million, up 39% from $11.9 million in the prior year.
•	Increased total assets owned and under management to $16.6 billion, up from $15.9 billion at December 31, 2004.

•	The sale of ProLogis’ French temperature-controlled operations resulted in a $0.07 per share adjustment in the second quarter for cumulative translation losses in addition to the $0.06 per share impairment charge taken in the first quarter. ProLogis completed the sale in July 2005.
Copies of ProLogis’ second quarter 2005 supplemental information will be available from the company’s website at http://ir.prologis.com or by request at 800-820-0181. The supplemental information also is available on the SEC’s website at http://www.sec.gov. The related conference call will be available via a live webcast on the company’s website at http://ir.prologis.com at 10:00 am Eastern Time on Thursday, July 28, 2005. A replay of the webcast will be available on the company’s website until August 11, 2005.
ProLogis is a leading provider of distribution facilities and services with 321.3 million square feet (29.9 million square meters) in 2,079 distribution facilities owned, managed and under development in 76 markets in North America, Europe and Asia. ProLogis continues to expand the industry’s first and largest global network of distribution facilities with the objective of building shareholder value. The company expects to achieve this through the ProLogis Operating System® and its commitment to be ‘The Global Distribution Solution’ for its customers, providing exceptional facilities and services to meet their expansion and reconfiguration needs.
In addition to historical information, this press release contains forward-looking statements under the federal securities laws. Because these statements are based on current expectations, estimates and projections about the industry and markets in which ProLogis operates, management’s beliefs and assumptions made by management, they involve uncertainties that could significantly impact ProLogis’ financial results. Forward-looking statements are not guarantees of future performance, involve certain risks, uncertainties and assumptions that are difficult to predict. Actual operating results may be affected by changes in general economic conditions; increased or unanticipated competitive market conditions; changes in financial markets, interest rates and foreign currency exchange rates that could adversely affect ProLogis’ cost of capital, its ability to meet its financing needs and obligations and its results of operations; the availability of private capital; geopolitical concerns and uncertainties and therefore, may differ materially from what is expressed or forecasted in this press release. For a discussion of factors that could affect ProLogis’ financial condition and results of operations, refer to “Item 7. Management’s Discussion and Analysis of Financial Condition and Results of Operations — Risk Factors” in ProLogis’ Annual Report on Form 10-K/A #1 for the year ended December 31, 2004.
###

Investor Relations	Media
Melissa Marsden	Rick Roth
303-576-2622	303-576-2641
mmarsden@prologis.com	media@prologis.com

Financial Media
Suzanne Dawson
Linden Alschuler & Kaplan, Inc.
212.329.1420
sdawson@lakpr.com

Second Quarter 2005
SUPPLEMENTAL INFORMATION
(Unaudited)

Page
OVERVIEW:
Selected Financial Information	1

FINANCIAL STATEMENTS:
Consolidated Statements of Earnings	2

Consolidated Statements of Funds From Operations	3 & 3a

Consolidated Statements of EBITDA	4

Reconciliations of Net Earnings to Funds From Operations and EBITDA	5

Consolidated Balance Sheets	6

Selected Balance Sheet Information:
Investments in Unconsolidated Investees/Land Held for Development	7

Notes to Consolidated Financial Statements	8, 8a, & 8b

SELECTED FINANCIAL INFORMATION:
Components of Net Asset Value and Related Comments	9 & 9a

Calculations of Return on Capital and Related Comments	10 & 10a

ProLogis Property Funds — EBITDA, Funds From Operations and Net Earnings (Loss)	11 & 11a

ProLogis Property Funds — Balance Sheets	12

Discontinued Operations — Assets Held For Sale	13

SELECTED STATISTICAL INFORMATION:
Leased and Physical Occupancy Analysis	14 & 14a

Lease Expirations/Top 25 Customers	15

Leasing Activity/Actual Capital Expenditures	16

Same Store Analysis	17

SELECTED INVESTMENT INFORMATION:
Acquisitions and Dispositions	18

CDFS Business Summary	19 & 19a

Development Summary	20 & 20a

SELECTED OTHER INFORMATION:
Capital Structure	21

Debt Analysis	22

Geographic Distribution	23
Executive Office Address:
14100 East 35th Place
Aurora, Colorado 80011
(303)375-9292

ProLogis
Second Quarter 2005
Unaudited Financial Results
Selected Financial Information
(in thousands, except per share amounts)

	Three Months Ended June 30,			Six Months Ended June 30,
	2005	2004 (1)	% Change	2005	2004 (1)	% Change

Net Earnings Attributable to Common Shares (see pages 2 and 5):
Net Earnings attributable to Common Shares	$77,169	$79,295	-2.7%	$132,243	$122,792	7.7%
Net Earnings per diluted Common Share	$0.40	$0.42	-4.8%	$0.69	$0.66	4.5%

Funds From Operations and Funds From Operations, as adjusted (see pages 3 and 5 and see ProLogis’ Definition of Funds From Operations on page 3a):
Funds From Operations attributable to Common Shares	$130,744	$122,108	7.1%	$236,767	$213,921	10.7%
Add back: excess of redemption values over carrying values of preferred shares redeemed (2)	—	—		—	4,236
Add back: relocation expenses (3)	1,052	691		3,803	691
Add back: cumulative translation losses and impairment charge related to temperature-controlled distribution assets (6)	13,780	—		26,864	—

Funds From Operations attributable to Common Shares, as adjusted	$145,576	$122,799	18.5%	$267,434	$218,848	22.2%

Funds From Operations attributable to Common Shares per diluted share	$0.67	$0.65	3.1%	$1.22	$1.14	7.0%
Add back: excess of redemption values over carrying values of preferred shares redeemed (2)	—	—		—	0.02
Add back: relocation expenses (3)	0.01	—		0.02	—
Add back: cumulative translation losses and impairment charge related to temperature-controlled distribution assets (6)	0.07	—		0.13	—

Funds From Operations per diluted Common Share, as adjusted	$0.75	$0.65	15.4%	$1.37	$1.16	18.1%

EBITDA (see pages 4 and 5):
EBITDA	$216,169	$201,224	7.4%	$407,614	$368,994	10.5%

Distributions:
Actual distributions per Common Share (4)	$0.370	$0.365	1.4%	$0.740	$0.730	1.4%

	June 30,	December 31,
	2005	2004 (1)	% Change

Total Assets, net of accumulated depreciation (see page 6)	$7,344,116	$7,097,799	3.5%

Total Book Assets (see page 10):
Direct investment	$6,986,591	$6,663,435
ProLogis’ share of total book assets of unconsolidated investees	2,192,594	2,214,544

Totals	$9,179,185	$8,877,979	3.4%

Market Capitalization (see page 21)	$12,874,859	$13,190,838	-2.4%

Assets Owned and Under Management:
Real estate assets owned directly by ProLogis, before depreciation (see page 6)	$6,768,421	$6,333,731
Assets owned by ProLogis’ unconsolidated investees:
Real estate assets owned by ProLogis Property Funds, before depreciation (weighted ownership interest of 22.1%) (see page 12)	9,652,782	9,415,037
Real estate assets owned by CDFS Joint Ventures, before depreciation (weighted ownership interest of 50%) (12)	111,651	74,243
Investment in other investees (ownership interest of 50%)	4,180	5,152
Temperature-controlled distribution operations:
Net assets held for sale (6)	34,600	51,677

Totals	$16,571,634	$15,879,840	4.4%

The definition of Funds From Operations is on page 3a and the definition of EBITDA is on page 4.
Footnote references are to pages 8, 8a and 8b.
Supplemental Information Page 1

ProLogis
Second Quarter 2005
Unaudited Financial Results
Consolidated Statements of Earnings
(in thousands, except per share amounts)

	Three Months Ended		Six Months Ended
	June 30,		June 30,
	2005	2004 (1)	2005	2004 (1)

Revenues:
Rental income (7)(8)(9)	$136,079	$136,716	$272,776	$273,812
Property management and other property fund fees (see pages 11 and 11a)	16,478	11,852	33,005	23,119
Development management fees and other CDFS income (5)	3,195	527	3,326	2,049

Total revenues	155,752	149,095	309,107	298,980

Expenses:
Rental expenses (7)(9)	37,237	35,124	76,387	71,358
General and administrative	23,612	20,137	47,773	39,703
Depreciation and amortization (9)	43,221	41,976	86,474	84,438
Relocation expenses (3)	1,052	691	3,803	691
Other expenses	1,369	1,476	3,282	2,472

Total expenses	106,491	99,404	217,719	198,662

Gains on dispositions of certain CDFS business assets, net (5)(9)(10):
Net proceeds from dispositions (10)(11)	317,995	474,159	600,586	630,040
Costs of assets disposed of	245,047	420,671	472,297	549,394

Total gains, net	72,948	53,488	128,289	80,646

Operating Income	122,209	103,179	219,677	180,964

Income from unconsolidated property funds (see pages 11 and 11a)	11,004	9,416	22,775	18,953
Income (loss) from unconsolidated CDFS joint ventures (12)	(268)	—	189	—
Income (loss) from other unconsolidated investees, net	137	(683)	178	(383)
Interest expense (13)	(34,877)	(37,691)	(71,485)	(77,314)
Interest and other income	1,803	470	3,177	1,208

Earnings before minority interest	100,008	74,691	174,511	123,428
Minority interest	(1,261)	(1,241)	(2,602)	(2,467)

Earnings before certain net gains and net foreign currency gains	98,747	73,450	171,909	120,961
Gains recognized on dispositions of certain non-CDFS business assets, net	—	6,072	—	6,072
Gains on partial disposition of investment in property fund (14)	—	3,328	—	3,328
Foreign currency exchange gains, net (15)	3,695	7,912	3,581	11,225

Earnings before income taxes	102,442	90,762	175,490	141,586

Income taxes:
Current income tax expense	3,577	3,784	4,750	5,997
Deferred income tax expense	1,982	6,846	2,821	9,585

Total income taxes	5,559	10,630	7,571	15,582

Earnings from Continuing Operations	96,883	80,132	167,919	126,004
Discontinued Operations:
(Losses) income attributable to assets held for sale (6)	(13,780)	3,453	(25,150)	6,848
Assets disposed of:
Operating income (losses) attributable to assets disposed of (9)	—	313	(6)	594
Gains (losses) recognized on dispositions, net (9):
Non-CDFS business assets	—	(2,298)	2,207	(2,844)
CDFS business assets	420	4,049	(19)	9,464

Total discontinued operations	(13,360)	5,517	(22,968)	14,062

Net Earnings	83,523	85,649	144,951	140,066
Less preferred share dividends	6,354	6,354	12,708	13,038
Less excess of redemption values over carrying values of preferred shares redeemed (2)	—	—	—	4,236

Net Earnings Attributable to Common Shares	$77,169	$79,295	$132,243	$122,792

Weighted average Common Shares outstanding — basic	186,715	181,399	186,436	181,066
Weighted average Common Shares outstanding — diluted	196,761	190,022	196,484	190,018

Net Earnings per Common Share-Basic:
Continuing operations	$0.48	$0.41	$0.83	$0.60
Discontinued operations	(0.07)	0.03	(0.12)	0.08

Net Earnings Attributable to Common Shares-Basic	$0.41	$0.44	$0.71	$0.68

Net Earnings per Common Share-Diluted:
Continuing operations	$0.47	$0.39	$0.81	$0.59
Discontinued operations	(0.07)	0.03	(0.12)	0.07

Net Earnings Attributable to Common Shares-Diluted	$0.40	$0.42	$0.69	$0.66

Calculation of Net Earnings per Common Share on a Diluted Basis
(in thousands, except per share amounts)

	Three Months Ended		Six Months Ended
	June 30,		June 30,
	2005	2004 (1)	2005	2004 (1)

Basic Net Earnings Attributable to Common Shares	$77,169	$79,295	$132,243	$122,792
Minority interest	1,261	1,241	2,602	2,467

Diluted Net Earnings Attributable to Common Shares	$78,430	$80,536	$134,845	$125,259

Weighted average Common Shares outstanding — Basic	186,715	181,399	186,436	181,066
Weighted average limited partnership units, as if converted	5,539	4,681	5,541	4,682
Incremental weighted average effect of potentially dilutive instruments (a)	4,507	3,942	4,507	4,270

Weighted average Common Shares outstanding — Diluted	196,761	190,022	196,484	190,018

Diluted Net Earnings per Common Share	$0.40	$0.42	$0.69	$0.66

(a) On a weighted average basis, the total potentially dilutive instruments outstanding were 10,986,000 and 11,199,000 for the three months ended June 30, 2005 and 2004, respectively, and 11,083,000 and 11,466,000 for the six months ended June 30, 2005 and 2004, respectively.
Footnote references are to pages 8, 8a and 8b.
Supplemental Information Page 2

ProLogis
Second Quarter 2005
Unaudited Financial Results
Consolidated Statements of Funds From Operations
(in thousands, except per share amounts)

	Three Months Ended		Six Months Ended
	June 30,		June 30,
	2005	2004 (1)	2005	2004 (1)

Revenues:
Rental income (7)(8)	$136,079	$137,582	$273,002	$275,736
Property management and other property fund fees (see pages 11 and 11a)	16,478	11,852	33,005	23,119
Development management fees and other CDFS income (5)	3,195	527	3,326	2,049

Total revenues	155,752	149,961	309,333	300,904

Expenses:
Rental expenses (7)	37,237	35,431	76,543	72,027
General and administrative	23,612	20,137	47,773	39,703
Depreciation of non-real estate assets	1,618	2,060	3,363	3,984
Relocation expenses (3)	1,052	691	3,803	691
Other expenses	1,369	1,476	3,282	2,472

Total expenses	64,888	59,795	134,764	118,877

Gains on dispositions of CDFS business assets, net (5)(9)(10):
Net proceeds from dispositions (10)(11)	324,828	519,582	610,355	743,612
Costs of assets disposed of	251,460	462,045	482,085	653,502

Total gains, net	73,368	57,537	128,270	90,110

	164,232	147,703	302,839	272,137

Income from unconsolidated property funds (see pages 11 and 11a)	23,600	16,902	46,134	34,899
Income from other unconsolidated CDFS joint ventures (12)	80	—	817	—
Income from other unconsolidated investees, net	190	100	289	400
Interest expense (13)	(34,877)	(37,691)	(71,485)	(77,314)
Interest and other income	1,803	470	3,177	1,208
Gain on partial disposition of investment in property fund (14)	—	3,164	—	3,164
Foreign currency exchange gains (expenses/losses), net (15)	688	(605)	419	(1,328)
Current income tax expense	(3,577)	(3,784)	(4,750)	(5,997)

	(12,093)	(21,444)	(25,399)	(44,968)

Funds From Operations before assets held for sale	152,139	126,259	277,440	227,169

Funds From Operations attributable to assets held for sale (6)	(13,780)	3,444	(25,363)	6,493

Funds From Operations	138,359	129,703	252,077	233,662
Less preferred share dividends	6,354	6,354	12,708	13,038
Less excess of redemption values over carrying values of preferred shares redeemed (2)	—	—	—	4,236
Less minority interest	1,261	1,241	2,602	2,467

Funds From Operations Attributable to Common Shares	$130,744	$122,108	$236,767	$213,921

Weighted average Common Shares outstanding — basic	186,715	181,399	186,436	181,066
Weighted average Common Shares outstanding — diluted	196,761	190,022	196,484	190,018

Funds From Operations per Common Share:
Basic	$0.70	$0.67	$1.27	$1.18

Diluted	$0.67	$0.65	$1.22	$1.14

Calculation of Funds From Operations per Common Share on a Diluted Basis
(in thousands, except per share amounts)

	Three Months Ended		Six Months Ended
	June 30,		June 30,
	2005	2004 (1)	2005	2004 (1)

Basic Funds From Operations Attributable to Common Shares	$130,744	$122,108	$236,767	$213,921
Minority interest	1,261	1,241	2,602	2,467

Diluted Funds From Operations Attributable to Common Shares	$132,005	$123,349	$239,369	$216,388

Weighted average Common Shares outstanding — Basic	186,715	181,399	186,436	181,066
Weighted average limited partnership units, as if converted	5,539	4,681	5,541	4,682
Incremental weighted average effect of potentially dilutive instruments (a)	4,507	3,942	4,507	4,270

Weighted average Common Shares outstanding — Diluted	196,761	190,022	196,484	190,018

Diluted Funds From Operations per Common Share	$0.67	$0.65	$1.22	$1.14

(a) On a weighted average basis, the total potentially dilutive instruments outstanding were 10,986,000 and 11,199,000 for the three months ended June 30, 2005 and 2004, respectively, and 11,083,000 and 11,466,000 for the six months ended June 30, 2005 and 2004, respectively.
See ProLogis’ Consolidated Statements of Earnings on Page 2 and the Reconciliations of Net Earnings to Funds From Operations on Page 5.
The definition of Funds From Operations is on page 3a.
Footnote references are to pages 8, 8a and 8b.
Supplemental Information Page 3

ProLogis
Second Quarter 2005
Unaudited Financial Results
ProLogis’ Definition of Funds From Operations

ProLogis’ Definition of Funds From Operations
Funds From Operations is a non-Generally Accepted Accounting Principles (GAAP) measure that is commonly used in the real estate industry. The most directly comparable GAAP measure to Funds From Operations is Net Earnings. Although the National Association of Real Estate Investment Trusts (NAREIT) has published a definition of Funds From Operations, modifications to the NAREIT calculation of Funds From Operations are common among REITs, as companies seek to provide financial measures that meaningfully reflect their business. Funds From Operations, as defined by ProLogis, is presented as a supplemental financial measure. Funds From Operations is not used by ProLogis as, nor should it be considered to be, an alternative to Net Earnings computed under GAAP as an indicator of ProLogis’ operating performance or as an alternative to cash from operating activities computed under GAAP as an indicator of ProLogis’ ability to fund its cash needs.
Funds From Operations is not meant to represent a comprehensive system of financial reporting and does not present, nor does ProLogis intend it to present, a complete picture of its financial condition and operating performance. ProLogis believes that GAAP Net Earnings remains the primary measure of performance and that Funds From Operations is only meaningful when it is used in conjunction with GAAP Net Earnings. Further, ProLogis believes that its consolidated financial statements, prepared in accordance with GAAP, provide the most meaningful picture of its financial condition and its operating performance.
NAREIT’s Funds From Operations measure adjusts GAAP Net Earnings to exclude historical cost depreciation and gains and losses from the sales of previously depreciated properties. ProLogis agrees that these two NAREIT adjustments are useful to investors for the following reasons:
     (a) historical cost accounting for real estate assets in accordance with GAAP assumes, through depreciation charges, that the value of real estate assets diminishes predictably over time. NAREIT stated in its White Paper on Funds From Operations “since real estate asset values have historically risen or fallen with market conditions, many industry investors have considered presentations of operating results for real estate companies that use historical cost accounting to be insufficient by themselves.” Consequently, NAREIT’s definition of Funds From Operations reflects the fact that real estate, as an asset class, generally appreciates over time and depreciation charges required by GAAP do not reflect the underlying economic realities.
     (b) REITs were created as a legal form of organization in order to encourage public ownership of real estate as an asset class through investment in firms that were in the business of long-term ownership and management of real estate. The exclusion, in NAREIT’s definition of Funds From Operations, of gains and losses from the sales of previously depreciated operating real estate assets allows investors and analysts to readily identify the operating results of the long-term assets that form the core of a REIT’s activities and assists in comparing those operating results between periods.
At the same time that NAREIT created and defined its Funds From Operations concept for the REIT industry, it also recognized that “management of each of its member companies has the responsibility and authority to publish financial information that it regards as useful to the financial community.” ProLogis believes that financial analysts, potential investors and shareholders who review its operating results are best served by a defined Funds From Operations measure that includes other adjustments to GAAP Net Earnings in addition to those included in the NAREIT defined measure of Funds From Operations.
The ProLogis Defined Funds From Operations measure excludes the following items from GAAP Net Earnings that are not excluded in the NAREIT Defined Funds From Operations measure: (i) deferred income tax benefits and deferred income tax expenses recognized by ProLogis’ taxable subsidiaries; (ii) certain foreign currency exchange gains and losses resulting from certain debt transactions between ProLogis and its foreign consolidated subsidiaries and its foreign unconsolidated investees; (iii) foreign currency exchange gains and losses from the remeasurement (based on current foreign currency exchange rates) of certain third party debt of ProLogis’ foreign consolidated subsidiaries and its foreign unconsolidated investees; and (iv) mark-to-market adjustments associated with derivative financial instruments utilized to manage ProLogis’ foreign currency risks. Funds From Operations of ProLogis’ unconsolidated investees is calculated on the same basis as ProLogis.
The items that ProLogis excludes from GAAP Net Earnings, while not infrequent or unusual, are subject to significant fluctuations from period to period that cause both positive and negative effects on ProLogis’ results of operations, in inconsistent and unpredictable directions. Most importantly, the economics underlying the items that ProLogis excludes from GAAP Net Earnings are not the primary drivers in management’s decision-making process and capital investment decisions. Period to period fluctuations in these items can be driven by accounting for short-term factors that are not relevant to long-term investment decisions, long-term capital structures or to long-term tax planning and tax structuring decisions. Accordingly, ProLogis believes that investors are best served if the information that is made available to them allows them to align their analysis and evaluation of ProLogis’ operating results along the same lines that ProLogis’ management uses in planning and executing its business strategy.
Real estate is a capital-intensive business. Investors’ analyses of the performance of real estate companies tend to be centered on understanding the asset value created by real estate investment decisions and understanding current operating returns that are being generated by those same investment decisions. The adjustments to GAAP Net Earnings that are included in arriving at the ProLogis Defined Funds From Operations measure are helpful to management in making real estate investment decisions and evaluating its current operating performance. ProLogis believes that these adjustments are also helpful to industry analysts, potential investors and shareholders in their understanding and evaluation of ProLogis’ performance on the key measures of net asset value and current operating returns generated on real estate investments.
While ProLogis believes that its defined Funds From Operations measure is an important supplemental measure, neither NAREIT’s nor ProLogis’ measure of Funds From Operations should be used alone because they exclude significant economic components of GAAP Net Earnings and are, therefore, limited as an analytical tool. Some of these limitations are:
—Depreciation and amortization of real estate assets are economic costs that are excluded from Funds From Operations. Funds From Operations is limited as it does not reflect the cash requirements that may be necessary for future replacements of the real estate assets. Further, the amortization of capital expenditures and leasing costs necessary to maintain the operating performance of distribution properties are not reflected in Funds From Operations.
—Gains or losses from property dispositions represent changes in the value of the disposed properties. Funds From Operations, by excluding these gains and losses, does not capture realized changes in the value of disposed properties arising from changes in market conditions.
—The deferred income tax benefits and expenses that are excluded from ProLogis’ Defined Funds From Operations measure result from the creation of a deferred income tax asset or liability that may have to be settled at some future point. ProLogis’ Defined Funds From Operations measure does not currently reflect any income or expense that may result from such settlement.
—The foreign currency exchange gains and losses that are excluded from ProLogis’ Defined Funds From Operations measure are generally recognized based on movements in foreign currency exchange rates through a specific point in time. The ultimate settlement of ProLogis’ foreign currency-denominated net assets is indefinite as to timing and amount. ProLogis’ Funds From Operations measure is limited in that it does not reflect the current period changes in these net assets that result from periodic foreign currency exchange rate movements.
ProLogis compensates for these limitations by using its Funds From Operations measure only in conjunction with GAAP Net Earnings. To further compensate, ProLogis always reconciles its Funds From Operations measure to GAAP Net Earnings in its financial reports. Additionally, ProLogis provides investors with its complete financial statements prepared under GAAP, its definition of Funds From Operations, which includes a discussion of the limitations of using ProLogis’ non-GAAP measure, and a reconciliation of ProLogis’ GAAP measure (Net Earnings) to its non-GAAP measure (Funds From Operations as defined by ProLogis) so that investors can appropriately incorporate this ProLogis measure and its limitations into their analyses.
Supplemental Information Page 3a

ProLogis
Second Quarter 2005
Unaudited Financial Results
Consolidated Statements of EBITDA
(in thousands)

	Three Months Ended		Six Months Ended
	June 30,		June 30,
	2005	2004 (1)	2005	2004 (1)

Revenues:
Rental income (7)(8)	$136,079	$137,582	$273,002	$275,736
Property management and other property fund fees (see pages 11 and 11a)	16,478	11,852	33,005	23,119
Development management fees and other CDFS income (5)	3,195	527	3,326	2,049

	155,752	149,961	309,333	300,904

Expenses:
Rental expenses (7)	37,237	35,431	76,543	72,027
General and administrative	23,612	20,137	47,773	39,703
Relocation expenses (3)	751	426	3,049	426
Other expenses	1,369	1,476	3,282	2,472

	62,969	57,470	130,647	114,628

Gains on dispositions of CDFS business assets, net (5)(9)(10)(11)	80,702	72,142	143,267	113,270

	173,485	164,633	321,953	299,546

Income from unconsolidated property funds (see pages 11 and 11a)	40,969	29,827	81,418	60,229
Income from other unconsolidated CDFS joint ventures (12)	122	—	920	—
Income from other unconsolidated investees, net	363	610	656	910
Interest and other income	1,803	470	3,177	1,208
Gain on partial disposition of investment in property fund (14)	—	3,164	—	3,164
Foreign currency exchange gains (expenses/losses), net (15)	688	(605)	419	(1,328)
EBITDA attributable to assets held for sale (6)	—	4,366	1,673	7,732

EBITDA before minority interest	217,430	202,465	410,216	371,461
Less minority interest	1,261	1,241	2,602	2,467

EBITDA	$216,169	$201,224	$407,614	$368,994

See ProLogis’ Consolidated Statements of Earnings on Page 2 and the Reconciliations of Net Earnings to EBITDA on Page 5.
Footnote references are to pages 8, 8a and 8b.
ProLogis’ definition of EBITDA (Earnings before Interest, Taxes, Depreciation and Amortization):
ProLogis believes that EBITDA is a useful supplemental measure in the calculation of Return on Capital measures (see page 10). ProLogis believes that Return on Capital measures are useful in analyzing the financial returns resulting from capital deployment decisions and for comparing returns associated with alternative investment decisions. EBITDA, as computed by ProLogis, does not represent Net Earnings or cash from operating activities that are computed in accordance with GAAP and is not indicative of cash available to fund cash needs, which ProLogis presents in its Consolidated Statements of Cash Flows and includes in its Annual Reports on Form 10-K and Quarterly Reports on Form 10-Q that are filed with the Securities and Exchange Commission. Accordingly, the EBITDA measure presented by ProLogis should not be considered as an alternative to Net Earnings as an indicator of ProLogis’ operating performance, or as an alternative to cash flows from operating, investing, or financing activities as a measure of liquidity. The EBITDA measure presented by ProLogis will not be comparable to similarly titled measures of other REITs.
EBITDA generally represents Net Earnings (computed in accordance with GAAP) excluding: (i) interest expense; (ii) income tax expenses and benefits; and (iii) depreciation and amortization expenses. In ProLogis’ computation of EBITDA the following items are also excluded: (i) preferred dividends and charges related to the redemption of preferred shares; (ii) the foreign currency exchange gains and losses that are also excluded in ProLogis’ definition of Funds From Operations (presented on page 3a); (iii) impairment charges; and (iv) gains and losses from the dispositions of non-CDFS business assets. In addition, ProLogis adjusts the gains and losses from the contributions and sales of developed properties recognized as CDFS income to reflect these gains and losses as if no interest cost had been capitalized during the development of the properties (i.e. the gains are larger since capitalized interest is not included in the basis of the assets contributed and sold). EBITDA of ProLogis’ unconsolidated investees is calculated on the same basis as ProLogis.
Supplemental Information Page 4

ProLogis
Second Quarter 2005
Unaudited Financial Results
Reconciliations of Net Earnings to Funds From Operations and EBITDA
(in thousands)

	Three Months Ended		Six Months Ended
	June 30,		June 30,
	2005	2004 (1)	2005	2004 (1)

Reconciliation of Net Earnings to Funds From Operations (see page 3a):
Net Earnings Attributable to Common Shares (see page 2)	$77,169	$79,295	$132,243	$122,792
Add (Deduct) NAREIT Defined Adjustments:
Real estate related depreciation and amortization	41,603	39,916	83,111	80,454
Funds From Operations adjustment to gain on partial disposition of investment in property fund (14)	—	(164)	—	(164)
Gains recognized on dispositions of non-CDFS business assets, net	—	(6,072)	—	(6,072)
Reconciling items attributable to discontinued operations:
Assets held for sale — gains on dispositions of non-CDFS business assets, net (6)	—	—	—	(241)
Assets disposed of — losses (gains) recognized on dispositions of non-CDFS business assets, net (9)	—	2,298	(2,207)	2,844
Assets disposed of — real estate related depreciation and amortization (9)	—	246	76	661

Totals discontinued operations	—	2,544	(2,131)	3,264
ProLogis’ share of reconciling items from unconsolidated investees(16):
ProLogis Property Funds (see pages 11 and 11a):
Real estate related depreciation and amortization	12,819	9,105	25,612	18,104
Losses (gains) on dispositions of non-CDFS business assets, net	102	(426)	(336)	(720)
Other amortization items (17)	(1,246)	(1,016)	(2,457)	(1,533)

Totals ProLogis Property Funds	11,675	7,663	22,819	15,851
CDFS Joint Ventures (12):
Real estate related depreciation and amortization	348	—	628	—
Other investees:
Real estate related depreciation and amortization	53	135	111	135
Losses on dispositions of non-CDFS business assets, net	—	648	—	648

Totals NAREIT Defined Adjustments	53,679	44,670	104,538	94,116

Subtotals—NAREIT Defined Funds From Operations	130,848	123,965	236,781	216,908

Add (Deduct) ProLogis Defined Adjustments:
Foreign currency exchange gains, net (15)	(3,007)	(8,517)	(3,162)	(12,553)
Deferred income tax expense	1,982	6,846	2,821	9,585
Reconciling items attributable to discontinued operations:
Assets held for sale-deferred income tax benefit (6)	—	(9)	(213)	(114)
ProLogis’ share of reconciling items from unconsolidated investees (16):
ProLogis Property Funds (see pages 11 and 11a):
Foreign currency exchange (gains) expenses/losses, net (15)	(277)	(86)	(550)	252
Deferred income tax expense (benefit)	1,198	(91)	1,090	(157)

Totals ProLogis Property Funds	921	(177)	540	95

Totals ProLogis Defined Adjustments	(104)	(1,857)	(14)	(2,987)

ProLogis Defined Funds From Operations Attributable to Common Shares (see pages 2, 3 and 3a)	$130,744	$122,108	$236,767	$213,921

Reconciliation of Net Earnings to EBITDA (see page 4):
Net Earnings Attributable to Common Shares (see page 2)	$77,169	$79,295	$132,243	$122,792
Add (Deduct):
NAREIT Defined Adjustments to compute Funds From Operations	53,679	44,670	104,538	94,116
ProLogis Defined Adjustments to compute Funds From Operations	(104)	(1,857)	(14)	(2,987)
Other adjustments to compute ProLogis’ EBITDA measure:
Interest expense	34,877	37,691	71,485	77,314
Depreciation of non-real estate assets	1,618	2,060	3,363	3,984
Depreciation of non-real estate assets included in relocation expenses (3)	301	265	754	265
Current income tax expense	3,577	3,784	4,750	5,997
Adjustments to CDFS gains for interest capitalized to disposed assets (see page 4)	7,334	14,605	14,997	23,160
Preferred share dividends	6,354	6,354	12,708	13,038
Excess of redemption values over carrying values of preferred shares redeemed (2)	—	—	—	4,236
Reconciling items attributable to discontinued operations — assets held for sale (6):
Current income tax expense	—	922	172	1,239
Cumulative translation losses and impairment charge (see page 13)	13,780	—	26,864	—
ProLogis’ share of reconciling items from unconsolidated investees (16):
ProLogis Property Funds (see pages 11 and 11a):
Interest expense	16,551	12,220	32,883	23,929
Current income tax and other expense	1,188	915	2,437	1,752
Other amortization items (17)	(370)	(210)	(36)	(351)

Totals ProLogis Property Funds	17,369	12,925	35,284	25,330
CDFS Joint Ventures (12):
Interest expense	40	—	99	—
Depreciation of non-real estate assets	2	—	4	—

Totals CDFS Joint Ventures	42	—	103	—
Other investees:
Depreciation of non-real estate assets	63	165	134	165
Current income tax expense	110	345	233	345

Totals other investees	173	510	367	510

ProLogis’ EBITDA measure (see pages 2 and 4)	$216,169	$201,224	$407,614	$368,994

See ProLogis’ Consolidated Statements of Earnings on Page 2.
The definition of Funds From Operations is on page 3a and the definition of EBITDA is on page 4.
Footnote references are to pages 8, 8a and 8b.
Supplemental Information Page 5

ProLogis
Second Quarter 2005
Unaudited Financial Results
Consolidated Balance Sheets
(in thousands)

	June 30,	December 31,
	2005	2004 (1)

Assets:
Investments in real estate assets:
Operating properties	$5,288,044	$5,047,414
Properties under development (including cost of land)	748,342	575,703
Land held for development	562,573	596,001
Other investments (18)	169,462	114,613

	6,768,421	6,333,731
Less accumulated depreciation	1,061,870	989,221

Net investments in real estate assets	5,706,551	5,344,510

Investments in unconsolidated investees (see page 7):
Investments in ProLogis Property Funds	800,039	839,675
Investments in CDFS Joint Ventures	67,511	40,487
Investments in other unconsolidated investees	27,271	28,351

Total investments in unconsolidated investees	894,821	908,513

Cash and cash equivalents	157,061	236,529
Accounts and notes receivable	59,099	92,015
Other assets	431,432	401,564
Discontinued operations-assets held for sale (6)	95,152	114,668

Total assets	$7,344,116	$7,097,799

Liabilities and Shareholders’ Equity:
Liabilities:
Lines of credit	$1,297,156	$912,326
Short-term borrowings	47,700	47,676
Senior unsecured notes	1,871,472	1,962,316
Secured debt and assessment bonds	444,861	491,643
Construction costs payable	82,239	63,509
Interest payable	39,197	50,924
Accounts payable and accrued expenses	144,770	141,408
Other liabilities	197,816	196,240
Discontinued operations-assets held for sale (6)	60,552	62,991

Total liabilities	4,185,763	3,929,033

Minority interest	65,690	66,273

Shareholders’ equity:
Series C Preferred Shares at stated liquidation preference of $50.00 per share	100,000	100,000
Series F Preferred Shares at stated liquidation preference of $25.00 per share	125,000	125,000
Series G Preferred Shares at stated liquidation preference of $25.00 per share	125,000	125,000
Common Shares at $.01 par value per share	1,868	1,858
Additional paid-in capital	3,286,107	3,249,576
Accumulated other comprehensive income (19)	153,735	194,445
Distributions in excess of net earnings	(699,047)	(693,386)

Total shareholders’ equity	3,092,663	3,102,493

Total liabilities and shareholders’ equity	$7,344,116	$7,097,799

Footnote references are to pages 8, 8a and 8b.
Supplemental Information Page 6

ProLogis
Second Quarter 2005
Unaudited Financial Results
Selected Balance Sheet Information
Investments in Unconsolidated Investees
(in thousands)

	June 30,	December 31,
	2005	2004 (1)

ProLogis Property Funds (see page 12):
ProLogis European Properties Fund	$266,345	$321,548
ProLogis California LLC	117,146	117,579
ProLogis North American Properties Fund I	34,852	35,707
ProLogis North American Properties Fund II	5,456	5,864
ProLogis North American Properties Fund III	4,768	4,908
ProLogis North American Properties Fund IV	2,872	3,022
ProLogis North American Properties Fund V	92,197	65,878
ProLogis North American Properties Funds VI-X	122,796	132,899
ProLogis North American Properties Fund XI	32,614	35,886
ProLogis North American Properties Fund XII	39,393	41,401
ProLogis Japan Properties Fund	81,600	74,983

Total investments in ProLogis Property Funds	800,039	839,675

CDFS Joint Ventures (12)	67,511	40,487

Other unconsolidated investees	27,271	28,351

Total investments in unconsolidated investees	$894,821	$908,513

Land Held for Development
(dollars in thousands)

	As of June 30, 2005
	Acres	Investment
Direct Investment:
Land owned:
North America	2,137	$198,793
Europe	926	305,930
Asia	25	57,850

Total land owned (see page 6)	3,088	$562,573

Land controlled (LOI/option):
North America	851
Europe	448
Asia	143

Total land controlled	1,442

Total Direct Investment	4,530

Unconsolidated Investees (owned and controlled):
ProLogis Property Funds:
North America (owned)	116

CDFS Joint Ventures:
North America (controlled)	264
Europe (24 acres owned and 365 acres controlled)	389
Asia (owned)	34

Total CDFS Joint Ventures	687

Total Unconsolidated Investees	803

Total land held for development	5,333

Footnote references are to pages 8, 8a and 8b.
Supplemental Information Page 7

ProLogis
Second Quarter 2005
Unaudited Financial Results
Notes to Consolidated Financial Statements

(1)	Certain 2004 amounts included in this Supplemental Information package have been reclassified to conform to the 2005 presentation.

(2)	On December 11, 2003, ProLogis called for the redemption of all of the remaining 5,000,000 Series D Preferred Shares outstanding at a price of $25.00 per share, plus $0.066 in accrued and unpaid dividends. The redemption of these shares was completed on January 12, 2004 at a total redemption value of $125.3 million. In accordance with FASB-EITF Topic D-42, in the first quarter of 2004, ProLogis recognized a charge of $4.2 million associated with the excess of the redemption value over the carrying value of ProLogis’ remaining Series D Preferred Shares.

(3)	Represents the costs incurred (including accrued employee termination costs) associated with ProLogis’ relocation of its information technology and corporate accounting functions from El Paso, Texas to Denver, Colorado and the move of its Denver corporate headquarters to a new building in Denver. Such relocations are expected to occur and costs are expected to be incurred through the first quarter of 2006. Costs include (i) employee termination costs; (ii) costs associated with the hiring and training of new personnel and other costs including travel and temporary facility costs; (iii) and accelerated depreciation associated with non-real estate assets whose useful life has been shortened due to the relocations. The costs incurred are as follows (in thousands):

	Three Months Ended		Six Months Ended
	June 30,		June 30,
	2005	2004	2005	2004

Employee termination costs	$81	$381	$717	$381
Hiring, training and other costs	670	45	2,332	45
Accelerated depreciation	301	265	754	265

	$1,052	$691	$3,803	$691

(4)	The annual distribution rate for 2005 is $1.48 per Common Share. The amount of the Common Share distribution may be adjusted at the discretion of the Board of Trustees.

(5)	The corporate distribution facilities services business (“CDFS business”) segment represents the development of distribution properties with the intent to either contribute the properties to a ProLogis Property Fund in which ProLogis has an ownership interest and acts as manager or sell the properties to a third party, and the acquisition and rehabilitation or acquisition and repositioning of distribution properties with the intent to contribute the properties to a ProLogis Property Fund. This segment’s income also includes fees earned for development activities performed on behalf of customers or third parties and gains or losses from the dispositions of land parcels that no longer fit into ProLogis’ development plans. ProLogis includes the income generated in the CDFS business segment in its computation of Funds From Operations and EBITDA. Further, ProLogis has ownership interests in various unconsolidated joint ventures that engage in CDFS activities in the United Kingdom, the United States and China. See note 12.

(6)	At June 30, 2005, ProLogis owned a temperature-controlled distribution business in France, which was sold in July 2005 and is shown as assets held for sale in the Consolidated Financial Statements. Due to the sale and liquidation of the business, ProLogis recognized an impairment charge and cumulative translation losses during 2005. See page 13.

(7)	Represents rental income earned and rental expenses incurred while ProLogis owns a property directly. Under the terms of the respective lease agreements, some or all of ProLogis’ rental expenses are recovered from its customers. Amounts recovered are included as a component of rental income. Rental expenses also include ProLogis’ direct expenses associated with its management of the ProLogis Property Funds’ operations. For properties that have been contributed to ProLogis Property Funds, ProLogis recognizes its share of the total operations of the Property Funds under the equity method and presents these amounts below Operating Income in its Consolidated Statements of Earnings, Funds From Operations and EBITDA.

(8)	Amounts include straight-line rents of $1,696,000 and $2,711,000 for the three months ended June 30, 2005 and 2004, respectively, and $3,425,000 and $4,912,000 for the six months ended June 30, 2005 and 2004, respectively, and rental expense recoveries from customers of $25,878,000 and $25,186,000 for the three months ended June 30, 2005 and 2004, respectively, and $52,412,000 and $52,094,000 for the six months ended June 30, 2005 and 2004, respectively.
(Continued)
Supplemental Information Page 8

ProLogis
Second Quarter 2005
Unaudited Financial Results
Notes to Consolidated Financial Statements (Continued)

(9)	Properties disposed of to third parties are considered to be discontinued operations unless such properties were developed under a pre-sale agreement. Through June 30, 2005, ProLogis sold six such properties to third parties, four of which were non-CDFS business assets. Accordingly, the operations of these properties for the three and six months ended June 30, 2005 and 2004 and the aggregate net gains or losses recognized upon their dispositions are presented as discontinued operations. One property was sold in the second quarter of 2005, but had no rental revenue in 2005 or 2004. In addition, the operations of the 20 properties sold during 2004 (ten of which were CDFS business assets) are presented as discontinued operations in ProLogis’ Consolidated Statements of Earnings for the three and six months ended June 30, 2004. These amounts are not presented as discontinued operations in either of ProLogis’ Consolidated Statements of Funds From Operations or EBITDA. The operating amounts that are presented as discontinued operations (other than the net gains or losses recognized upon disposition) are as follows (in thousands):

	Three Months Ended		Six Months Ended
	June 30,		June 30,
	2005	2004	2005	2004

Rental income	$—	$866	$226	$1,924
Rental expenses	—	(307)	(156)	(669)
Depreciation and amortization	—	(246)	(76)	(661)

	$—	$313	$(6)	$594

(10)	When ProLogis contributes properties to a ProLogis Property Fund in which it has an ownership interest, ProLogis does not recognize a portion of the proceeds in its computation of the gain resulting from the contribution. The amount of the proceeds that cannot be recognized is determined based on ProLogis’ continuing ownership interest in the contributed property that arises due to ProLogis’ ownership interest in the Property Fund acquiring the property. ProLogis defers this portion of the proceeds by recognizing a reduction to its investment in the applicable Property Fund. ProLogis adjusts its proportionate share of the earnings or losses that it recognizes under the equity method from the Property Fund in later periods to reflect the Property Fund’s depreciation expense as if the depreciation expense was computed on ProLogis’ lower basis in the contributed real estate assets rather than on the Property Fund’s basis in the contributed real estate assets. If a loss is recognized when a property is contributed to a ProLogis Property Fund, the entire loss is recognized. See note 11 for the amount of cumulative gross proceeds that have not been recognized as of June 30, 2005.

Gross proceeds deferred related to contributions during the three months ended June 30, 2005 and 2004 were $14,396,000 and $12,003,000, respectively, and during the six months ended June 30, 2005 and 2004 were $25,654,000 and $20,915,000, respectively. See page 19. When a property that ProLogis originally contributed to a ProLogis Property Fund is disposed of to a third party, ProLogis recognizes the amount of the gain that it had previously deferred as a part of its CDFS income during the period that the disposition occurs, in addition to ProLogis’ proportionate share of the gain or loss recognized by the Property Fund. Further, during periods when ProLogis’ ownership interest in a ProLogis Property Fund decreases, ProLogis will recognize gains to the extent that previously deferred proceeds are recognized to coincide with ProLogis’ new ownership interest in the ProLogis Property Fund.

(11)	As of June 30, 2005, the cumulative gross proceeds that have not been recognized in computing the gains from the contributions of properties by ProLogis to ProLogis Property Funds (before subsequent amortization) are presented below (in thousands). See note 10.

	Gross Proceeds Not Recognized
	CDFS	Non-CDFS
	Transactions	Transactions	Totals

ProLogis European Properties Fund	$90,335	$9,344	$99,679
ProLogis California LLC	5,350	26,129	31,479
ProLogis North American Properties Fund I	8,278	862	9,140
ProLogis North American Properties Fund II	7,366	—	7,366
ProLogis North American Properties Fund III	5,651	337	5,988
ProLogis North American Properties Fund IV	3,805	810	4,615
ProLogis North American Properties Fund V	23,803	871	24,674
ProLogis North American Properties Funds VI-X	2,751	—	2,751
ProLogis Japan Properties Fund	32,493	—	32,493

Totals	$179,832	$38,353	$218,185

(12)	ProLogis has invested in joint ventures that perform CDFS business activities (see note 5 on page 8), in the United Kingdom, in China (initial investment in July 2004) and in North America (initial investment in August 2004). ProLogis has an average 50% ownership interest in each of the CDFS joint ventures. See pages 14 and 20a for additional information regarding operating properties and development activities of these joint ventures.

(13)	Includes amortization of deferred loan costs of $1,188,000 and $1,321,000 for the three months ended June 30, 2005 and 2004, respectively, and $2,367,000 and $2,813,000 for the six months ended June 30, 2005 and 2004, respectively. Excludes interest that has been capitalized based on ProLogis’ development activities of $15,141,000 and $9,299,000 for the three months ended June 30, 2005 and 2004, respectively, and $27,581,000 and $16,686,000 for the six months ended June 30, 2005 and 2004, respectively.
(Continued)
Supplemental Information Page 8a

ProLogis
Second Quarter 2005
Unaudited Financial Results
Notes to Consolidated Financial Statements (Continued)

(14)	In June 2004, ProLogis disposed of a portion of its ownership interest in ProLogis North American Properties Fund V. As provided in certain formation agreements, ProLogis exchanged a certain portion of its investment into shares of Macquarie ProLogis Trust, the listed property trust in Australia that has an 86.0% ownership interest in ProLogis North American Properties Fund V. Upon receipt of the shares, they were immediately sold by ProLogis in the public market. ProLogis recognized a net gain of $3,328,000 in its Consolidated Statement of Earnings and a net gain of $3,164,000 on this disposition in both its Consolidated Statements of Funds From Operations and EBITDA.

(15)	Foreign currency exchange gains and losses that are recognized as a component of Net Earnings computed under GAAP generally result from: (i) remeasurement and/or settlement of certain debt transactions between ProLogis and its foreign consolidated subsidiaries and foreign unconsolidated investees (depending on the type of loan, the currency in which the loan is denominated and the form of ProLogis’ investment); (ii) remeasurement and/or settlement of certain third party debt of ProLogis’ foreign consolidated subsidiaries (depending on the currency in which the loan is denominated); and (iii) mark-to-market adjustments related to derivative financial instruments utilized to manage foreign currency risks. ProLogis generally excludes these types of foreign currency exchange gains and losses from the ProLogis Defined Funds From Operations measure and also from its computation of EBITDA.

Foreign currency exchange gains and losses that result from transactions (including certain intercompany debt and equity investments) that are settled in a currency other than the reporting company’s functional currency and from the settlement of derivative financial instruments utilized to manage foreign currency risks are included in the ProLogis Defined Funds From Operations measure and in ProLogis’ computation of EBITDA. ProLogis’ definition of Funds From Operations is presented on page 3a and its definition of EBITDA is presented on page 4.

(16)	ProLogis reports its investments in the ProLogis Property Funds, CDFS Joint Ventures and certain other investments under the equity method. For purposes of calculating Funds From Operations and EBITDA, the Net Earnings of each of its unconsolidated investees is adjusted to be consistent with the calculation of these measures by ProLogis. ProLogis’ definition of Funds From Operations is presented on page 3a and ProLogis’ definition of EBITDA is presented on page 4.

(17)	Consists primarily of adjustments to the amounts ProLogis recognizes under the equity method that are necessary to recognize the amount of the gains that were not recognized at the contribution date due to the deferral of certain proceeds based on ProLogis’ ownership interest in the ProLogis Property Fund acquiring the property. See note 11 on page 8a.

(18)	Other investments primarily include: (i) funds that are held in escrow pending the completion of tax-deferred exchange transactions; (ii) earnest money deposits associated with potential acquisitions; (iii) costs incurred during the pre-acquisition due diligence process; (iv) costs incurred during the pre-construction phase related to future development projects; and (v) costs related to ProLogis’ corporate office buildings.

(19)	Accumulated other comprehensive income includes cumulative foreign currency translation adjustments and unrealized gains and losses associated with derivative financial instruments that receive hedge accounting treatment. ProLogis also recognizes its proportionate share of the accumulated other comprehensive income balances of its unconsolidated investees.
Supplemental Information Page 8b

ProLogis
Second Quarter 2005
Unaudited Financial Results
Components of Net Asset Value (A)
(in thousands)
Income Items

	Second
	Quarter 2005	ProLogis’		Pro Rata
	Pro Forma	Ownership		Annualized
	NOI (B)	Interest		Pro Forma NOI
Direct ownership properties (B)	$113,676	100.0%	X 4	$454,704

ProLogis Property Funds—North America (B):
ProLogis California LLC	$15,906	50.0%	X 4	$31,812
ProLogis North American Properties Fund I	8,394	41.3%	X 4	13,867
ProLogis North American Properties Fund II	5,121	20.0%	X 4	4,097
ProLogis North American Properties Fund III	4,272	20.0%	X 4	3,418
ProLogis North American Properties Fund IV	3,382	20.0%	X 4	2,706
ProLogis North American Properties Fund V	29,055	11.4%	X 4	13,249
ProLogis North American Properties Funds VI — X	21,306	20.0%	X 4	17,045
ProLogis North American Properties Funds XI	3,392	20.0%	X 4	2,714
ProLogis North American Properties Funds XII	4,219	20.0%	X 4	3,375

Subtotal North America				92,283

ProLogis Japan Properties Fund (B)	15,489	20.0%	X 4	12,391

Total Property Funds—North America and Japan				$104,674

		Second Quarter
		2005 Actual		Annualized Fees

Fee income (includes all ProLogis Property Funds) (see page 11)		$16,478	X 4	$65,912

				Actual Twelve
		Second Quarter		Months Ended
		2005 Actual		June 30, 2005

Income from CDFS business:
Funds From Operations from CDFS business:
Gains on dispositions of CDFS business assets, net		$73,368		$247,846
Development management fees and other CDFS income		3,195		3,975

		76,563		251,821
Recognition of previously deferred disposition proceeds (see note 10 on page 8a)		—		(864)
Gross amount of disposition proceeds that have not been recognized in Funds From Operations on current period contributions (see note 10 on page 8a)		14,396		48,172

		$90,959		$299,129

Balance Sheet Items
Investment in ProLogis European Properties Fund (C)				$455,844

Net assets held for sale (discontinued operations) (D)				$34,600

Investments in unconsolidated investees other than ProLogis Property Funds (see page 7):
CDFS Joint Ventures				$67,511
Other unconsolidated investees				27,271

Total investments in unconsolidated investees other than ProLogis Property Funds				$94,782

Investments in land and development projects:
Development projects in process (see pages 6 and 20)				$748,342
Land held for development (see pages 6 and 7)				562,573

Total investments in land and development projects				$1,310,915

Other assets:
Cash and cash equivalents				$157,061
Deposits, prepaid assets and other tangible assets (E)				386,466
Accounts and notes receivable				59,099
ProLogis’ share of other tangible assets of ProLogis Property Funds (F)				25,274

Total other assets				$627,900

Liabilities and preferred equity:
ProLogis’ total liabilities (excluding liabilities associated with assets held for sale-discontinued operations)				$(4,125,211)
ProLogis’ share of third party debt of ProLogis Property Funds (see page 12) (F)				(736,482)
ProLogis’ share of other third party liabilities of ProLogis Property Funds (F)				(22,655)

Total liabilities				(4,884,348)
Preferred Shares				(350,000)

Total liabilities and preferred equity				$(5,234,348)

ProLogis’ Consolidated Balance Sheets are on Page 6.
Net Asset Value Discussion
ProLogis considers Net Asset Value to be a useful tool for management, financial analysts, potential investors and shareholders to estimate the fair value of common shareholder equity. The assessment of the fair value of a particular segment of ProLogis’ business is subjective in that it will involve estimates and can be performed using various methods. Therefore, ProLogis has presented the financial results and investments related to its business segments that it believes are important in calculating its Net Asset Value but has not presented any specific methodology nor provided any guidance on the assumptions or estimates that should be used in the calculation.
Comments are on page 9a.
Supplemental Information Page 9

ProLogis
Second Quarter 2005
Unaudited Financial Results
Comments to Components of Net Asset Value
(in thousands)
Comments relate to page 9.
COMMENTS
(A)	The components of Net Asset Value provided on page 9 do not consider any incentive management fees that ProLogis can earn from ProLogis Property Funds, the potential growth in rental and fee income streams or the franchise value associated with ProLogis’ global operating platform and the ProLogis Operating System®.

(B)	A reconciliation of rental income and rental expenses computed under GAAP to pro forma net operating income (“NOI”) for purposes of the Net Asset Value calculation for ProLogis and the ProLogis Property Funds, excluding ProLogis European Properties Fund, for the three months ended June 30, 2005 follows (amounts in thousands). ProLogis’ investment in ProLogis European Properties Fund is subject to periodic third party valuations (see comment C) therefore, a separate calculation using pro forma NOI is not necessary.

			ProLogis	ProLogis	ProLogis	ProLogis	ProLogis	ProLogis	ProLogis	ProLogis	ProLogis
		ProLogis	N.A.	N.A.	N.A.	N.A.	N.A.	N.A.	N.A.	N.A.	Japan
		California	Properties	Properties	Properties	Properties	Properties	Properties	Properties	Properties	Properties
	ProLogis	LLC	Fund I	Fund II	Fund III	Fund IV	Fund V	Funds VI - X	Fund XI	Fund XII	Fund

Calculation of Pro Forma NOI (a):
Rental income computed under GAAP (see pages 3 and 11)	$136,079	$20,823	$10,714	$6,813	$5,601	$4,182	$35,215	$29,006	$4,456	$5,404	$15,567
Straight-lined rents (b)	(1,696)	(35)	(255)	(121)	(168)	(84)	(1,175)	(896)	(260)	(15)	(767)
Net termination fees (c)	(232)	(1,164)	(21)	—	—	—	—	—	—	—	—

Adjusted rental income	134,151	19,624	10,438	6,692	5,433	4,098	34,040	28,110	4,196	5,389	14,800

Rental expenses, computed under GAAP (see pages 3 and 11)	(37,237)	(3,876)	(2,146)	(1,626)	(1,226)	(750)	(6,837)	(8,223)	(850)	(1,170)	(1,971)
Certain fees paid to ProLogis (d)	—	158	102	55	65	34	312	303	46	—	—

Adjusted rental expenses	(37,237)	(3,718)	(2,044)	(1,571)	(1,161)	(716)	(6,525)	(7,920)	(804)	(1,170)	(1,971)

Adjusted NOI	96,914	15,906	8,394	5,121	4,272	3,382	27,515	20,190	3,392	4,219	12,829
Other adjustments (e) (f)	16,762	—	—	—	—	—	1,540	1,116	—	—	2,660

Pro Forma NOI	$113,676	$15,906	$8,394	$5,121	$4,272	$3,382	$29,055	$21,306	$3,392	$4,219	$15,489

(a)	Pro forma NOI represents: (i) rental income computed under GAAP for each applicable property, including rental expense recoveries, adjusted to exclude straight-lined rents (see (b) below) and net termination fees (see (c) below); (ii) less rental expenses computed under GAAP for each applicable property adjusted to exclude certain fees paid to ProLogis that have been recognized as rental expenses by the ProLogis Property Funds (see (d) below); (iii) as adjusted to reflect CDFS business assets (completed developments and repositioned acquisitions) at a stabilized yield for the entire period (see (e) below); and (iv) as adjusted to present a full period of operations for those properties that were not stabilized for the entire period (see (f) below).

(b)	Straight-lined rents are removed from rental income computed under GAAP to allow for the calculation of a cash yield, which is common in Net Asset Value calculations.

(c)	Net termination fees generally represent the gross fee negotiated at the time a customer is allowed to terminate its lease agreement offset by that customer’s rent leveling asset or liability, if any, that has been previously recognized under GAAP. Removing the net termination fees from rental income allows for the calculation of pro forma NOI to include only rental income that is indicative of the property’s recurring operating performance. Customer terminations are negotiated under specific circumstances and are not subject to specific provisions or rights allowed under the lease agreements.

(d)	These miscellaneous fees are removed because they represent costs that are specific to the ownership structures of the individual ProLogis Property Fund and are not necessarily indicative of expenses that would be incurred under other structures.

(e)	For ProLogis, the NOI generated by CDFS business assets (completed developments and repositioned acquisitions) is removed and replaced with an NOI measure that is computed by applying each property’s projected yield at the time the property was developed or acquired to the gross book basis of the property at June 30, 2005. For ProLogis North American Properties Funds VI through X, the NOI generated by recently completed developments is removed and replaced with an NOI measure that is computed by applying each property’s projected yield at completion to the gross book basis of the property at June 30, 2005.

(f)	For ProLogis North American Properties Fund V and ProLogis Japan Properties Fund, NOI is adjusted to reflect a full period of operations for the properties that were acquired during the three-month period and to remove the NOI for properties disposed of during the three-month period, if any. See page 18.

(C)	At June 30, 2005, the Net Asset Value of ProLogis’ investment in ProLogis European Properties Fund was as follows (in thousands, except per unit amounts):

Number of equity units held by ProLogis on June 30, 2005	34,003
Net Asset Value per unit at December 31, 2004 in euros (g)	10.99

Total Net Asset Value at June 30, 2005 in euros	373,693
Euro to U.S. dollar exchange rate at June 30, 2005	1.2092

Total Net Asset Value at June 30, 2005 in U.S. dollars	$451,870
ProLogis’ share of Funds From Operations since December 31, 2004 (h)	16,452
Less dividends received by ProLogis since December 31, 2004	(18,705)
Net amounts owed to ProLogis	6,227

$455,844

(g)	Based on an independent third party valuation as of December 31, 2004.

(h)	Represents ProLogis’ share of Funds From Operations of ProLogis European Properties Fund since the last net asset valuation (December 31, 2004) excluding management fee income which is paid to ProLogis on a current basis. See page 11.
(D)	The French operations of ProLogis’ temperature-controlled distribution business are held for sale. See note 6 on page 8 and page 13.

(E)	These items are reflected in ProLogis’ Consolidated Balance Sheets as components of Other assets and Investments in real estate — Other investments.

(F)	Excludes ProLogis European Properties Fund. See comment C.
Supplemental Information Page 9a

ProLogis
Second Quarter 2005
Unaudited Financial Results
Calculations of Return on Capital (A)
(in thousands)

EBITDA

	Second Quarter	First Quarter	Calendar Year
	2005	2005	2004
EBITDA (see page 4)	$216,169	$191,445	$764,480
Disposition proceeds attributable to current period contributions that have been deferred and not recognized in computing the gains that are included in EBITDA (see page 19)	14,396	11,258	43,433
Adjustment to the amount of the deferred disposition proceeds due to interest capitalization treatment for computing EBITDA (B)	2,415	1,732	7,295
Disposition proceeds attributable to prior period contributions that have been recognized in computing the current period gains that are included in EBITDA (see note 10 on page 8a)	—	—	(4,143)

	$232,980	$204,435	$811,065

Total Book Assets (C)

	June 30,	March 31,	Averages	December 31,	September 30,	June 30,	March 31,	December 31,
	2005	2005	2004	2004	2004	2004	2004	2003

Direct investment:
ProLogis’ direct investment in real estate assets, before depreciation (D)	$6,768,421	$6,610,537	$6,058,115	$6,333,731	$6,075,860	$5,926,299	$6,100,639	$5,854,046
ProLogis’ direct other assets, net of direct other liabilities (E)	183,570	341,504	341,057	278,027	322,191	451,603	248,466	404,996
Net assets held for sale (discontinued operations) — see page 13	34,600	39,895	73,749	51,677	107,285	105,710	104,075	—

	6,986,591	6,991,936	6,472,921	6,663,435	6,505,336	6,483,612	6,453,180	6,259,042

ProLogis share of Total Book Assets of unconsolidated investees:
ProLogis Property Funds (F)	2,097,812	2,155,459	1,720,235	2,139,015	1,971,704	1,555,322	1,502,352	1,432,781
Investments in CDFS Joint Ventures (G)	67,511	79,173	24,697	47,178	39,592	12,098	11,881	12,734
Investments in other unconsolidated investees (D)	27,271	27,470	35,792	28,351	25,897	2,930	5,321	116,463

	2,192,594	2,262,102	1,780,724	2,214,544	2,037,193	1,570,350	1,519,554	1,561,978

Total Book Assets (including ProLogis’ share of Total Book Assets of unconsolidated investees)	$9,179,185	$9,254,038	$8,253,645	$8,877,979	$8,542,529	$8,053,962	$7,972,734	$7,821,020

Total Book Equity Attributable to Common Shareholders (C):
Total Book Assets (C)	$9,179,185	$9,254,038	$8,253,645	$8,877,979	$8,542,529	$8,053,962	$7,972,734	$7,821,020
Less: minority interest (D)	(65,690)	(66,550)	(50,715)	(66,273)	(76,490)	(36,262)	(36,775)	(37,777)
Less: third party debt (D)	(3,661,189)	(3,761,891)	(3,220,528)	(3,413,961)	(3,443,868)	(3,125,068)	(3,129,072)	(2,990,669)
Less: ProLogis’ share of third party debt of ProLogis Property Funds (see page 21)	(1,106,785)	(1,133,415)	(862,300)	(1,119,008)	(842,742)	(811,712)	(787,401)	(750,638)
Less: preferred shares (D)	(350,000)	(350,000)	(375,000)	(350,000)	(350,000)	(350,000)	(350,000)	(475,000)

Total Book Equity Attributable to Common Shareholders (including ProLogis’ share of Total Book Equity of unconsolidated investees)	$3,995,521	$3,942,182	$3,745,102	$3,928,737	$3,829,429	$3,730,920	$3,669,486	$3,566,936

Return Calculations			Calendar Year 2004

Average Book Assets			$8,253,645
Less: average direct other assets, net of direct other liabilities			(341,057)
Less: average minority interest			(50,715)

			$7,861,873

Adjusted EBITDA for the full year			$811,065

Return on Assets (H)			10.32%

Return on Equity Attributable to Common Shareholders (I):
Average Book Equity Attributable to Common Shareholders (C)			$3,745,102
Less: average direct other assets, net of direct other liabilities			(341,057)

			$3,404,045

ProLogis Defined Funds From Operations Attributable to Common Shares for the full year			$400,403
Add back: gains not recognized computed on a Funds From Operations basis, net of recapture amounts recognized (see note 10 on page 8a)			39,290
Add back: non-real estate depreciation (including amounts recorded as relocation expenses)			9,911
Add back: non-real estate depreciation of CDFS Joint Ventures and other investees			369
Add back: impairment charges related to temperature-controlled distribution assets			50,582
Add back: excess of redemption values over the carrying values of preferred shares redeemed			4,236

ProLogis Defined Funds From Operations Attributable to Common Shares, as adjusted			$504,791

Return on Equity Attributable to Common Shareholders (I)			14.83%

Comments are on page 10a.
Supplemental Information Page 10

ProLogis
Second Quarter 2005
Unaudited Financial Results
Comments to Calculations of Return on Capital
Comments relate to page 10.
COMMENTS

(A)	Return on Capital measures are commonly used by management, financial analysts, potential investors and shareholders to analyze financial returns. ProLogis believes that Return on Assets is useful in analyzing the financial returns resulting from capital deployment decisions and for comparing returns associated with alternative investment decisions. ProLogis believes that Return on Equity Attributable to Common Shareholders is useful in assessing the financial returns attributable to holders of common equity resulting from capital deployment and capital structuring decisions and evaluating options, as well as for comparing returns for alternative investment decisions. See comments H and I.

(B)	In computing ProLogis’ EBITDA measure, the gains and losses from the contributions of developed properties recognized as CDFS income are adjusted to reflect these gains and losses as if no interest cost had been capitalized during the development of the properties (i.e. the gains are larger since capitalized interest is not included in the basis of the assets contributed). See page 4. This adjustment also impacts the amount of the proceeds that are deferred and not recognized due to ProLogis’ ownership interest in the Property Fund acquiring the property. See note 10 on page 8a.

(C)	ProLogis’ use of the term “Book Assets” refers to the undepreciated asset base of the company. ProLogis’ use of the term “Book Equity” refers to the equity of the company with its assets presented on an undepreciated basis.

(D)	Represents ProLogis’ recorded balance sheet amount as of the applicable date. ProLogis’ Consolidated Balance Sheets are at page 6.

(E)	Other assets includes all assets other than real estate, investments in unconsolidated investees and assets held for sale (discontinued operations) and other liabilities includes all liabilities other than third party debt and liabilities associated with assets held for sale (discontinued operations). ProLogis’ Consolidated Balance Sheets are at page 6.

(F)	Represents ProLogis’ share of the total assets, before depreciation, net of liabilities, other than third party debt, of each entity. See page 12.

(G)	Represents ProLogis’ balance sheet investment in the entities plus ProLogis’ share of the entities’ third party debt, if any.

(H)	Return on Assets measures EBITDA, generated by operations and as defined by ProLogis on page 4, against the original capital invested that has generated this EBITDA. ProLogis believes that this EBITDA measure most accurately measures the direct financial return resulting from its capital decisions without including the impacts that financing and capital structure choices would have on the return calculation. While certain components of this measure are provided on an interim basis, ProLogis provides its computation of the actual measure only on a calendar year basis.

(I)	Return on Equity Attributable to Common Shareholders measures Funds From Operations as defined by ProLogis on page 3a and as further adjusted to remove all depreciation and amortization amounts and to reflect gains on contributions of CDFS assets at their gross amount prior to any deferrals of proceeds (see note 10 on page 8a) against the invested shareholder capital to which the Funds From Operations generated is attributable. ProLogis believes that the ProLogis Defined Funds From Operations measure, as adjusted, most accurately measures the return related to the capital invested in common equity. While certain components of this measure are provided on an interim basis, ProLogis provides its computation of the actual measure only on a calendar year basis.
Supplemental Information Page 10a

ProLogis
Second Quarter 2005
Unaudited Financial Results
ProLogis Property Funds — EBITDA, Funds From Operations and Net Earnings (Loss)
(in thousands)

	ProLogis		ProLogis	ProLogis	ProLogis	ProLogis	ProLogis	ProLogis	ProLogis	ProLogis	ProLogis
	European	ProLogis	N.A.	N.A.	N.A.	N.A.	N.A.	N.A.	N.A.	N.A.	Japan		ProLogis’
	Properties	California	Properties	Properties	Properties	Properties	Properties	Properties	Properties	Properties	Properties		Share of the
	Fund	LLC	Fund I	Fund II	Fund III	Fund IV	Fund V	Funds VI - X	Fund XI	Fund XII	Fund	Total	Property Funds

	For the Three Months Ended June 30, 2005 (A)

EBITDA, Funds From Operations and Net Earnings (Loss) of each Property Fund:
Rental revenues	$90,014	$20,823	$10,714	$6,813	$5,601	$4,182	$35,215	$29,006	$4,456	$5,404	$15,567	$227,795	$52,461
Rental expenses:
Property management fees paid to ProLogis (B)	(676)	(668)	(305)	(199)	(212)	(107)	(1,032)	(1,084)	(192)	(184)	—	(4,659)	(1,118)
Other	(11,364)	(3,208)	(1,841)	(1,427)	(1,014)	(643)	(5,805)	(7,139)	(658)	(986)	(1,971)	(36,056)	(8,242)

Total rental expenses	(12,040)	(3,876)	(2,146)	(1,626)	(1,226)	(750)	(6,837)	(8,223)	(850)	(1,170)	(1,971)	(40,715)	(9,360)

Net operating income from properties	77,974	16,947	8,568	5,187	4,375	3,432	28,378	20,783	3,606	4,234	13,596	187,080	43,101

Other income (expense)	261	(1)	(17)	(13)	(29)	(21)	277	(171)	(60)	(15)	(299)	(88)	(41)
Asset management and other fees paid to ProLogis (B)	(6,587)	(6)	(159)	(296)	(263)	(181)	(116)	(930)	(358)	(56)	(1,067)	(10,019)	(2,135)

EBITDA of the Property Fund (C)	71,648	16,940	8,392	4,878	4,083	3,230	28,539	19,682	3,188	4,163	12,230	176,973	40,925

Current income tax and other expense	(5,156)	(15)	(41)	(1)	(7)	(21)	(244)	(52)	—	—	(31)	(5,568)	(1,188)
Third party interest expense	(27,078)	(5,709)	(4,619)	(2,837)	(2,703)	(1,761)	(9,763)	(12,784)	(824)	(841)	(2,411)	(71,330)	(16,551)

Funds From Operations of the Property Fund (D)	39,414	11,216	3,732	2,040	1,373	1,448	18,532	6,846	2,364	3,322	9,788	100,075	23,186

Real estate related depreciation and amortization	(22,048)	(5,014)	(2,568)	(1,386)	(1,288)	(890)	(6,907)	(8,930)	(1,749)	(1,734)	(2,574)	(55,088)	(12,819)
Losses on other dispositions, net	(518)	—	—	—	—	—	—	—	—	—	—	(518)	(102)
Foreign currency exchange gains, net	1,284	—	—	—	—	—	—	—	—	—	—	1,284	277
Deferred income tax expense	(5,552)	—	—	—	—	—	—	—	—	—	—	(5,552)	(1,198)

Net Earnings (Loss) of the Property Fund (E)	$12,580	$6,202	$1,164	$654	$85	$558	$11,625	$(2,084)	$615	$1,588	$7,214	$40,201	$9,344

ProLogis’ share of EBITDA, Funds From Operations and Net Earnings (Loss) of each Property Fund recognized under the equity method (see pages 2, 3, 4 and 5):

ProLogis’ average ownership interest for the three-month period (F)	21.6%	50.0%	41.3%	20.0%	20.0%	20.0%	11.4%	20.0%	20.0%	20.0%	20.0%	23.2%

ProLogis’ share of the Property Fund’s EBITDA	15,475	8,471	3,466	975	817	646	3,222	3,936	638	833	2,446	40,925
Fees paid to ProLogis (G)	7,263	967	566	546	523	326	2,177	2,258	550	234	1,068	16,478
Other (H)	—	(56)	(31)	(4)	(6)	(5)	(27)	(8)	—	—	181	44

EBITDA recognized by ProLogis (C)	$22,738	$9,382	$4,001	$1,517	$1,334	$967	$5,372	$6,186	$1,188	$1,067	$3,695	$57,447

ProLogis’ share of the Property Fund’s Funds From Operations	8,513	5,609	1,541	408	274	289	2,088	1,369	473	664	1,958	23,186
Fees paid to ProLogis (G)	7,263	967	566	546	523	326	2,177	2,258	550	234	1,068	16,478
Other (H)	—	(114)	(31)	(4)	(6)	(4)	438	(47)	—	1	181	414

Funds From Operations recognized by ProLogis (D)	$15,776	$6,462	$2,076	$950	$791	$611	$4,703	$3,580	$1,023	$899	$3,207	$40,078

ProLogis’ share of the Property Fund’s Net Earnings (Loss)	2,717	3,101	481	131	17	111	1,310	(407)	123	317	1,443	9,344
Fees paid to ProLogis (G)	7,263	967	566	546	523	326	2,177	2,258	550	234	1,068	16,478
Other (H)	508	161	50	39	32	26	579	(20)	—	1	284	1,660

Net Earnings recognized by ProLogis (E)	$10,488	$4,229	$1,097	$716	$572	$463	$4,066	$1,831	$673	$552	$2,795	$27,482

	For the Three Months Ended June 30, 2004 (I)

EBITDA recognized by ProLogis, including fees (C)	$18,343	$8,381	$4,240	$1,521	$1,473	$950	$4,795	$6	$—	$—	$1,970	$41,679

Funds From Operations recognized by ProLogis, including fees (D)	$12,446	$5,761	$2,319	$952	$932	$596	$4,026	$6	$—	$—	$1,716	$28,754

Net Earnings recognized by ProLogis, including fees (E)	$8,854	$4,231	$1,364	$729	$731	$472	$3,337	$6	$—	$—	$1,544	$21,268

COMMENTS

(A)	All ProLogis Property Funds were operating throughout the period.

(B)	These fees are paid to ProLogis on a current basis.

(C)	EBITDA is a supplemental measure that is used to calculate Return on Capital measures (see page 10). See ProLogis’ Consolidated Statements of Earnings on page 2, ProLogis’ Consolidated Statements of EBITDA on page 4 and the Reconciliations of Net Earnings to EBITDA on page 5. ProLogis’ definition of EBITDA is presented on page 4.

(D)	Funds From Operations is a supplemental measure used by ProLogis. See ProLogis’ Consolidated Statements of Earnings on page 2, ProLogis’ Consolidated Statements of Funds From Operations on page 3 and the Reconciliations of Net Earnings to Funds From Operations on page 5. ProLogis’ definition of Funds From Operations is presented on page 3a.

(E)	See ProLogis’ Consolidated Statements of Earnings on page 2.

(F)	The total average ownership is weighted based on each entity’s contribution to the total Funds From Operations for the period presented.

(G)	In addition to the property and asset management fees earned by ProLogis and expensed by the ProLogis Property Funds, ProLogis earns other fees for leasing, development and other activities performed on behalf of the ProLogis Property Funds. Certain of these fees are capitalized by the ProLogis Property Funds (primarily leasing and development fees). ProLogis defers an amount of the leasing and development fees it earns in an amount proportionate to its ownership interest in the ProLogis Property Fund. The deferred fees are recognized as income by ProLogis in future periods by reducing the amount of the capitalized fees that the ProLogis Property Fund includes in amortization or depreciation expense when ProLogis recognizes its share of the earnings and/or loss of the Property Fund under the equity method. For Funds From Operations and EBITDA, the deferred fees are not recognized unless the underlying asset is sold to a third party by the ProLogis Property Fund.

(H)	Consists primarily of adjustments to the amounts that ProLogis recognizes under the equity method that are necessary to recognize the amount of the gains that were not recognized at the contribution date due to the deferral of certain proceeds based on ProLogis’ ownership interest in the ProLogis Property Fund acquiring the property. See comment G and note 10 on page 8a.

(I)	ProLogis North American Properties Funds VI through X began operations on June 30, 2004. ProLogis acquired its ownership interests in ProLogis North American Properties Funds XI and XII on August 4, 2004.
Supplemental Information Page 11

ProLogis
Second Quarter 2005
Unaudited Financial Results
ProLogis Property Funds — EBITDA, Funds From Operations and Net Earnings
(in thousands)

	ProLogis		ProLogis	ProLogis	ProLogis	ProLogis	ProLogis	ProLogis	ProLogis	ProLogis	ProLogis
	European	ProLogis	N.A.	N.A.	N.A.	N.A.	N.A.	N.A.	N.A.	N.A.	Japan		ProLogis’
	Properties	California	Properties	Properties	Properties	Properties	Properties	Properties	Properties	Properties	Properties		Share of the
	Fund	LLC	Fund I	Fund II	Fund III	Fund IV	Fund V	Funds VI - X	Fund XI	Fund XII	Fund	Total	Property Funds

	For the Six Months Ended June 30, 2005 (A)

EBITDA, Funds From Operations and Net Earnings of each Property Fund:
Rental revenues	$180,524	$41,104	$21,406	$13,498	$10,928	$8,356	$73,751	$57,796	$9,267	$11,093	$30,007	$457,730	$104,982
Rental expenses:
Property management fees paid to ProLogis (B)	(1,396)	(1,372)	(629)	(413)	(421)	(220)	(1,990)	(2,140)	(423)	(382)	—	(9,386)	(2,274)
Other	(21,789)	(6,534)	(3,726)	(2,852)	(2,186)	(1,314)	(11,390)	(13,114)	(1,599)	(1,989)	(3,814)	(70,307)	(16,184)

Total rental expenses	(23,185)	(7,906)	(4,355)	(3,265)	(2,607)	(1,534)	(13,380)	(15,254)	(2,022)	(2,371)	(3,814)	(79,693)	(18,458)

Net operating income from properties	157,339	33,198	17,051	10,233	8,321	6,822	60,371	42,542	7,245	8,722	26,193	378,037	86,524

Other income (expense)	(3,211)	21	(64)	(19)	(46)	(39)	538	(421)	(11)	32	(328)	(3,548)	(813)
Asset management and other fees paid to ProLogis (B)	(13,260)	(10)	(333)	(593)	(531)	(363)	(227)	(1,761)	(560)	(165)	(2,107)	(19,910)	(4,249)

EBITDA of the Property Fund (C)	140,868	33,209	16,654	9,621	7,744	6,420	60,682	40,360	6,674	8,589	23,758	354,579	81,462

Current income tax and other expense	(10,753)	(18)	(55)	(1)	(8)	(23)	(434)	(91)	—	—	(42)	(11,425)	(2,437)
Third party interest expense	(53,947)	(11,695)	(9,179)	(5,675)	(5,405)	(3,521)	(17,229)	(25,462)	(1,603)	(1,968)	(4,492)	(140,176)	(32,883)

Funds From Operations of the Property Fund (D)	76,168	21,496	7,420	3,945	2,331	2,876	43,019	14,807	5,071	6,621	19,224	202,978	46,142

Real estate related depreciation and amortization	(43,182)	(9,995)	(5,113)	(2,755)	(2,556)	(1,779)	(15,286)	(17,704)	(3,650)	(3,825)	(4,896)	(110,741)	(25,612)
Gains on other dispositions, net	1,508	—	—	—	—	—	—	49	—	—	—	1,557	336
Foreign currency exchange gains, net	2,546	—	—	—	—	—	—	—	—	—	—	2,546	550
Deferred income tax expense	(5,054)	—	—	—	—	—	—	—	—	—	—	(5,054)	(1,090)

Net Earnings of the Property Fund (E)	$31,986	$11,501	$2,307	$1,190	$(225)	$1,097	$27,733	$(2,848)	$1,421	$2,796	$14,328	$91,286	$20,326

ProLogis’ share of EBITDA, Funds From Operations and Net Earnings of each Property Fund recognized under the equity method (see pages 2, 3, 4 and 5):

ProLogis’ average ownership interest for the six-month period (F)	21.6%	50.0%	41.3%	20.0%	20.0%	20.0%	11.4%	20.0%	20.0%	20.0%	20.0%	22.7%

ProLogis’ share of the Property Fund’s EBITDA	30,427	16,605	6,878	1,924	1,549	1,284	6,918	8,072	1,335	1,718	4,752	81,462
Fees paid to ProLogis (G)	14,656	1,929	1,185	1,150	1,028	635	4,425	4,355	984	550	2,108	33,005
Other (H)	—	(225)	(54)	(9)	(11)	(9)	(52)	(9)	—	—	325	(44)

EBITDA recognized by ProLogis (C)	$45,083	$18,309	$8,009	$3,065	$2,566	$1,910	$11,291	$12,418	$2,319	$2,268	$7,185	$114,423

ProLogis’ share of the Property Fund’s Funds From Operations	16,452	10,748	3,064	789	466	575	4,904	2,961	1,014	1,324	3,845	46,142
Fees paid to ProLogis (G)	14,656	1,929	1,185	1,150	1,028	635	4,425	4,355	984	550	2,108	33,005
Other (H)	—	(334)	(54)	(9)	(11)	(9)	170	(99)	(2)	15	325	(8)

Funds From Operations recognized by ProLogis (D)	$31,108	$12,343	$4,195	$1,930	$1,483	$1,201	$9,499	$7,217	$1,996	$1,889	$6,278	$79,139

ProLogis’ share of the Property Fund’s Net Earnings	6,909	5,751	953	238	(45)	219	3,162	(570)	284	559	2,866	20,326
Fees paid to ProLogis (G)	14,656	1,929	1,185	1,150	1,028	635	4,425	4,355	984	550	2,108	33,005
Other (H)	1,037	214	99	78	64	51	442	(52)	(2)	15	503	2,449

Net Earnings recognized by ProLogis (E)	$22,602	$7,894	$2,237	$1,466	$1,047	$905	$8,029	$3,733	$1,266	$1,124	$5,477	$55,780

	For the Six Months Ended June 30, 2004 (I)

EBITDA recognized by ProLogis, including fees (C)	$37,398	$16,710	$8,284	$3,115	$2,877	$1,918	$9,072	$6	$—	$—	$3,968	$83,348

Funds From Operations recognized by ProLogis, including fees (D)	$26,128	$11,464	$4,456	$1,979	$1,795	$1,212	$7,488	$6	$—	$—	$3,490	$58,018

Net Earnings recognized by ProLogis, including fees (E)	$18,306	$8,283	$2,559	$1,533	$1,398	$943	$5,896	$6	$—	$—	$3,148	$42,072

COMMENTS

(A)	All ProLogis Property Funds were operating throughout the period.

(B)	These fees are paid to ProLogis on a current basis.

(C)	EBITDA is a supplemental measure that is used to calculate Return on Capital measures (see page 10). See ProLogis’ Consolidated Statements of Earnings on page 2, ProLogis’ Consolidated Statements of EBITDA on page 4 and the Reconciliations of Net Earnings to EBITDA on page 5. ProLogis’ definition of EBITDA is presented on page 4.

(D)	Funds From Operations is a supplemental measure used by ProLogis. See ProLogis’ Consolidated Statements of Earnings on page 2, ProLogis’ Consolidated Statements of Funds From Operations on page 3 and the Reconciliations of Net Earnings to Funds From Operations on page 5. ProLogis’ definition of Funds From Operations is presented on page 3a.

(E)	See ProLogis’ Consolidated Statements of Earnings on page 2.

(F)	The total average ownership is weighted based on each entity’s contribution to the total Funds From Operations for the period presented.

(G)	In addition to the property and asset management fees earned by ProLogis and expensed by the ProLogis Property Funds, ProLogis earns other fees for leasing, development and other activities performed on behalf of the ProLogis Property Funds. Certain of these fees are capitalized by the ProLogis Property Funds (primarily leasing and development fees). ProLogis defers an amount of the leasing and development fees it earns in an amount proportionate to its ownership interest in the ProLogis Property Fund. The deferred fees are recognized as income by ProLogis in future periods by reducing the amount of the capitalized fees that the ProLogis Property Fund includes in amortization or depreciation expense when ProLogis recognizes its share of the earnings and/or loss of the Property Fund under the equity method. For Funds From Operations and EBITDA, the deferred fees are not recognized unless the underlying asset is sold to a third party by the ProLogis Property Fund.

(H)	Consists primarily of adjustments to the amounts that ProLogis recognizes under the equity method that are necessary to recognize the amount of the gains that were not recognized at the contribution date due to the deferral of certain proceeds based on ProLogis’ ownership interest in the ProLogis Property Fund acquiring the property. See comment G and note 10 on page 8a.

(I)	ProLogis North American Properties Funds VI through X began operations on June 30, 2004. ProLogis acquired its ownership interests in ProLogis North American Properties Funds XI and XII on August 4, 2004.
Supplemental Information Page 11a

ProLogis
Second Quarter 2005
Unaudited Financial Results
ProLogis Property Funds — Balance Sheets
(in thousands)

	ProLogis		ProLogis	ProLogis	ProLogis	ProLogis	ProLogis	ProLogis	ProLogis	ProLogis	ProLogis
	European	ProLogis	N.A.	N.A.	N.A.	N.A.	N.A.	N.A.	N.A.	N.A.	Japan
	Properties	California	Properties	Properties	Properties	Properties	Properties	Properties	Properties	Properties	Properties
Selected Balance Sheet Items of the ProLogis Property Funds	Fund	LLC	Fund I	Fund II	Fund III	Fund IV	Fund V	Funds VI -X	Fund XI	Fund XII	Fund	Total

Operating properties, before depreciation	$3,620,156	$687,548	$377,083	$236,007	$211,256	$141,947	$1,393,003	$1,509,590	$226,930	$262,471	$986,791	$9,652,782

Other assets, net of other liabilities	$(10,454)	$15,205	$5,466	$4,964	$3,698	$4,523	$(65,728)	$40,971	$8,808	$15,919	$(186,206)	$(162,834)

Total assets, before depreciation, net of other liabilities	$3,609,702	$702,753	$382,549	$240,971	$214,954	$146,470	$1,327,275	$1,550,561	$235,738	$278,390	$800,585	$9,489,948

Third party debt	$1,797,588	$332,196	$242,304	$165,000	$150,267	$103,176	$709,600	$906,253	$66,910	$78,325	$477,162	$5,028,781

ProLogis’ ownership interest as of June 30, 2005	20.6%	50.0%	41.3%	20.0%	20.0%	20.0%	11.4%	20.0%	20.0%	20.0%	20.0%	22.1%	(A)

	ProLogis		ProLogis	ProLogis	ProLogis	ProLogis	ProLogis	ProLogis	ProLogis	ProLogis	ProLogis
	European	ProLogis	N.A.	N.A.	N.A.	N.A.	N.A.	N.A.	N.A.	N.A.	Japan
	Properties	California	Properties	Properties	Properties	Properties	Properties	Properties	Properties	Properties	Properties
ProLogis' Share of the ProLogis Property Funds' Balances	Fund	LLC	Fund I	Fund II	Fund III	Fund IV	Fund V	Funds VI -X	Fund XI	Fund XII	Fund	Total

ProLogis’ Balance Sheet Investment (see page 7)	$266,345	$117,146	$34,852	$5,456	$4,768	$2,872	$92,197	$122,796	$32,614	$39,393	$81,600	$800,039
Add (Deduct):
ProLogis’ share of third party debt	370,303	166,098	100,072	33,000	30,053	20,635	80,894	181,251	13,382	15,665	95,432	1,106,785
ProLogis’ share of depreciation and amortization	49,910	39,212	17,783	3,750	3,154	1,928	5,255	5,427	1,170	1,381	2,096	131,066
Gross proceeds not recognized on a cumulative basis (before amortization) (B)	99,679	31,479	9,140	7,366	5,988	4,615	24,674	2,751	—	—	32,493	218,185
Other (C)	(42,638)	(2,558)	(3,854)	(1,378)	(972)	(756)	(51,711)	(2,113)	(18)	(761)	(51,504)	(158,263)

ProLogis’ share of total assets, before depreciation, net of other liabilities	$743,599	$351,377	$157,993	$48,194	$42,991	$29,294	$151,309	$310,112	$47,148	$55,678	$160,117	$2,097,812

COMMENTS

(A)	The average ownership is weighted based on each entity’s contribution to total assets, before depreciation, net of other liabilities.

(B)	See note 11 on page 8a.

(C)	Generally consists of: (i) intercompany balances; (ii) additional basis in the investments that have been recorded directly by ProLogis; (iii) adjustments necessary to reflect ProLogis’ share of the retained earnings of the property fund based on ProLogis’ ownership at the time the earnings were recognized for those property funds (applicable when ProLogis’ ownership has varied over time); and (iv) ProLogis’ proportionate share of the accumulated other comprehensive income of ProLogis European Properties Fund (cumulative foreign currency translation adjustments and hedge accounting adjustments) and ProLogis Japan Properties Fund (cumulative foreign currency translation adjustments). See note 18 on page 8b.
Supplemental Information Page 12

ProLogis
Second Quarter 2005
Unaudited Financial Results
Discontinued Operations — Assets Held for Sale (A)
(in thousands)

	June 30,	December 31,
	2005	2004

Assets:
Plant, property and equipment, net of accumulated depreciation (B)	$36,875	$54,046
Cash	30,122	29,429
Accounts receivable	19,890	22,565
Other assets	8,265	8,628

Total assets	95,152	114,668

Liabilities:
Third party debt	430	186
Accounts payable	17,540	21,591
Deferred tax liability	11,885	14,354
Other liabilities	30,697	26,860

Total liabilities	60,552	62,991

Net Assets Held For Sale	$34,600	$51,677

EBITDA, Funds From Operations and Net Earnings (Losses) (B)
(in thousands)

	Six Months Ended	Six Months Ended
	June 30, 2005	June 30, 2004
Operating income	$24,656	$48,205
Operating expenses	(20,950)	(36,657)
Other income, net	181	321
General and administrative expenses	(2,214)	(4,137)

EBITDA	1,673	7,732

Impairment charge and cumulative translation losses (C)	(26,864)	—
Current income tax expense	(172)	(1,239)

Funds From Operations	(25,363)	6,493

Gains on the disposition of non-CDFS assets, net	—	241
Deferred income tax benefit	213	114

Net Earnings (Losses)	$(25,150)	$6,848

COMMENTS

(A)	The French operations of ProLogis’ temperature-controlled distribution business are held for sale as of June 30, 2005. The sale was completed on July 5, 2005.

(B)	As of June 30, 2005 and December 31, 2004, these assets, all located in France, aggregated 62.8 million cubic feet. The property, plant and equipment that are held for sale are not being depreciated.

(C)	Due to the sale and liquidation of the business, ProLogis recognized an impairment charge and cumulative translation losses during 2005.
Supplemental Information Page 13

ProLogis
Second Quarter 2005
Unaudited Financial Results
Leased and Physical Occupancy Analysis
By Ownership

	Square	Current	June 30, 2005		December 31, 2004 (A)
	Feet	Investment	Leased	Occupied	Leased	Occupied

Stabilized Portfolio (B):
Direct Investment:
North America	121,378,535	$4,351,347,856	90.08%	89.27%	89.86%	89.22%
Europe	5,731,348	380,413,077	70.46%	65.66%	50.06%	48.65%
Asia	150,000	11,585,510	100.00%	100.00%	100.00%	100.00%

Total Direct Investment—Stabilized	127,259,883	4,743,346,443	89.21%	88.22%	88.71%	88.04%

CDFS Joint Ventures (C):
Asia	1,566,565	52,717,551	94.84%	94.84%	100.00%	63.94%

Total CDFS Joint Ventures	1,566,565	52,717,551	94.84%	94.84%	100.00%	63.94%

ProLogis Property Funds (C):
ProLogis California LLC	14,203,899	687,547,735	95.75%	95.71%	99.77%	99.42%
ProLogis North American Properties Fund I	9,406,069	377,082,658	93.47%	93.02%	93.77%	93.45%
ProLogis North American Properties Fund II	4,476,668	236,006,958	96.96%	96.39%	97.65%	95.63%
ProLogis North American Properties Fund III	4,380,489	211,255,973	94.46%	93.67%	89.29%	89.29%
ProLogis North American Properties Fund IV	3,474,903	141,947,243	96.19%	94.85%	97.34%	97.34%
ProLogis North American Properties Fund V	33,186,466	1,393,002,895	98.21%	96.08%	98.76%	96.79%
ProLogis North American Properties Fund VI-X	25,397,225	1,509,589,955	90.55%	89.39%	85.04%	84.93%
ProLogis North American Properties Fund XI	4,314,961	226,930,522	98.37%	90.32%	95.50%	95.50%
ProLogis North American Properties Fund XII	3,363,810	262,471,476	100.00%	100.00%	100.00%	100.00%
ProLogis European Properties Fund	48,895,839	3,620,156,076	96.21%	95.51%	97.22%	95.35%
ProLogis Japan Properties Fund	5,988,238	986,790,746	97.94%	94.79%	99.15%	99.09%

Total ProLogis Property Funds	157,088,567	9,652,782,237	95.69%	94.40%	95.31%	94.19%

Total Stabilized Portfolio	285,915,015	$14,448,846,231	92.80%	91.65%	92.29%	91.29%

Total Operating Portfolio (D):
Direct Investment:
North America	125,935,220	$4,506,967,721	88.04%	86.60%	88.13%	87.18%
Europe	8,330,916	599,119,679	60.28%	46.24%	43.57%	42.49%
Asia	1,925,359	181,956,513	84.85%	21.91%	59.72%	34.45%

Total Direct Investment—Total Portfolio	136,191,495	5,288,043,913	86.29%	83.22%	86.18%	84.95%

CDFS Joint Ventures (C):
Asia	1,778,910	58,407,003	86.40%	83.52%	97.77%	62.51%

Total CDFS Joint Ventures	1,778,910	58,407,003	86.40%	83.52%	97.77%	62.51%

ProLogis Property Funds (C):
ProLogis California LLC	14,203,899	687,547,735	95.75%	95.71%	99.77%	99.42%
ProLogis North American Properties Fund I	9,406,069	377,082,658	93.47%	93.02%	93.77%	93.45%
ProLogis North American Properties Fund II	4,476,668	236,006,958	96.96%	96.39%	97.65%	95.63%
ProLogis North American Properties Fund III	4,380,489	211,255,973	94.46%	93.67%	89.29%	89.29%
ProLogis North American Properties Fund IV	3,474,903	141,947,243	96.19%	94.85%	97.34%	97.34%
ProLogis North American Properties Fund V	33,186,466	1,393,002,895	98.21%	96.08%	98.76%	96.79%
ProLogis North American Properties Fund VI-X	25,397,225	1,509,589,955	90.55%	89.39%	85.04%	84.93%
ProLogis North American Properties Fund XI	4,314,961	226,930,522	98.37%	90.32%	95.50%	95.50%
ProLogis North American Properties Fund XII	3,363,810	262,471,476	100.00%	100.00%	100.00%	100.00%
ProLogis European Properties Fund	48,895,839	3,620,156,076	96.21%	95.51%	97.22%	95.35%
ProLogis Japan Properties Fund	5,988,238	986,790,746	97.94%	94.79%	99.15%	99.09%

Total ProLogis Property Funds	157,088,567	9,652,782,237	95.69%	94.40%	95.31%	94.19%

Total Operating Portfolio	295,058,972	$14,999,233,153	91.30%	89.17%	91.01%	89.76%

COMMENTS

(A)	The stabilized portfolio at December 31, 2004 consisted of 277,733,264 square feet and the total operating portfolio at December 31, 2004 consisted of 284,309,452 square feet, both including CDFS joint ventures.

(B)	ProLogis defines its stabilized properties as those properties where the capital improvements, repositioning efforts, new management and new marketing programs for acquisitions or developments, and marketing programs in the case of newly developed properties, have been in effect for a sufficient period of time, generally 12 months. A property enters the stabilized pool at the earlier of 12 months or when it becomes substantially leased, defined as 93% or greater.

(C)	The investment amount represents the CDFS joint venture’s/property fund’s basis in the real estate.

(D)	The total operating portfolio consists of both stabilized properties and prestabilized properties. Prestable properties are development or acquisition properties that have been completed or held for less than 12 months and are not substantially leased, defined as 93% or greater.
Supplemental Information Page 14

ProLogis
Second Quarter 2005
Unaudited Financial Results
Leased and Physical Occupancy Analysis (Continued)
By Geographic Area and Asset Classification

	Square	Current	June 30, 2005
	Feet	Investment	Leased	Occupied

Stabilized Portfolio (B):
North America:
Direct Investment
Operating properties	113,804,781	$4,089,705,328	90.67%	89.82%
CDFS properties — repositioned acquisitions	4,574,531	136,005,632	81.42%	81.42%
CDFS properties — completed developments	2,999,223	125,636,896	80.79%	80.60%

Total Direct Investment — North America	121,378,535	4,351,347,856	90.08%	89.27%

ProLogis Property Funds (C)	102,204,490	5,045,835,415	95.31%	93.84%

Total North America Stabilized Properties	223,583,025	9,397,183,271	92.47%	91.36%

Europe:
Direct Investment
Operating properties	837,672	36,320,668	100.00%	100.00%
CDFS properties — repositioned acquisitions	920,416	43,284,990	74.03%	74.03%
CDFS properties — completed developments	3,973,260	300,807,419	63.40%	56.47%

Total Direct Investment — Europe	5,731,348	380,413,077	70.46%	65.66%

ProLogis Property Funds (C)	48,895,839	3,620,156,076	96.21%	95.51%

Total Europe Stabilized Properties	54,627,187	4,000,569,153	93.51%	92.38%

Asia:
Direct Investment
CDFS properties — repositioned acquisitions	150,000	11,585,510	100.00%	100.00%

CDFS Joint Ventures (C)	1,566,565	52,717,551	94.84%	94.84%
ProLogis Property Funds (C)	5,988,238	986,790,746	97.94%	94.79%

Total Asia Stabilized Properties	7,704,803	1,051,093,807	97.35%	94.90%

Total Stabilized Portfolio	285,915,015	$14,448,846,231	92.80%	91.65%

Total Operating Portfolio (D):
North America:
Total North America Stabilized Properties	223,583,025	$9,397,183,271	92.47%	91.36%
Prestabilized Properties
Operating properties	528,035	30,614,602	63.33%	63.33%
CDFS properties — repositioned acquisitions	926,431	21,308,427	—	—
CDFS properties — completed developments	3,102,219	103,696,836	38.61%	12.03%

Total Prestabilized Properties — North America	4,556,685	155,619,865	33.62%	15.53%

Total North America Operating Portfolio	228,139,710	9,552,803,136	91.29%	89.85%

Europe:
Total Europe Stabilized Properties	54,627,187	4,000,569,153	93.51%	92.38%
Prestabilized Properties
CDFS properties — repositioned acquisitions	240,249	14,584,049	—	—
CDFS properties — completed developments	2,359,319	204,122,553	41.69%	3.77%

Total Prestabilized Properties — Europe	2,599,568	218,706,602	37.84%	3.42%

Total Europe Operating Portfolio	57,226,755	4,219,275,755	90.98%	88.34%

Asia:
Total Asia Stabilized Properties	7,704,803	1,051,093,807	97.35%	94.90%
Prestabilized Properties
CDFS properties — completed developments	1,775,359	170,371,003	83.57%	15.31%
CDFS Joint Ventures (C)	212,345	5,689,452	24.07%	—

Total Prestabilized Properties — Asia	1,987,704	176,060,455	77.22%	13.67%

Total Asia Operating Portfolio	9,692,507	1,227,154,262	93.22%	78.24%

Total Operating Portfolio	295,058,972	$14,999,233,153	91.30%	89.17%

Comments are on page 14.
Supplemental Information Page 14a

ProLogis
Second Quarter 2005
Unaudited Financial Results
Lease Expirations
Total Operating Portfolio — Lease Expirations (A)

	Direct Investment			ProLogis Property Funds and CDFS Joint Ventures
			Percentage of			Percentage of
	Occupied	Annual Base	Total Annual	Occupied	Annual Base	Total Annual
	Square Footage	Rents (B)	Base Rents	Square Footage	Rents (B)	Base Rents

2005 (C)	17,135,626	$66,466,351	14.02%	10,088,770	$40,792,514	5.02%
2006	22,510,370	96,880,531	20.43%	16,667,132	73,820,363	9.09%
2007	17,348,839	68,305,289	14.41%	16,096,596	82,083,156	10.11%
2008	18,298,617	78,582,589	16.57%	14,802,842	70,137,084	8.64%
2009	13,621,303	53,863,416	11.36%	17,165,872	90,113,760	11.09%
2010	9,449,536	40,890,407	8.62%	13,508,690	72,756,988	8.96%
2011	3,700,045	15,370,096	3.24%	11,018,070	57,456,260	7.07%
2012	3,105,528	15,679,861	3.31%	10,416,790	61,774,148	7.61%
2013	2,685,073	10,352,446	2.19%	9,941,238	53,798,345	6.62%
2014	2,922,700	13,788,552	2.91%	9,072,917	54,440,790	6.70%
2015	1,151,632	6,246,184	1.32%	7,818,113	55,743,847	6.86%
Thereafter	1,409,851	7,678,833	1.62%	13,172,851	99,319,938	12.23%

Totals	113,339,120	$474,104,555	100.00%	149,769,881	$812,237,193	100.00%

Top 25 Customers
Total Operating Portfolio — By Annualized Base Rent (D)(E)

		Percentage of
		Annualized		Number
Rank	Customer Name	Base Rent (F)		of Leases

1	Deutsche Post AG (DHL)	2.35%		46
2	TPG N.V. (TNT Automotive)	2.07%		16
3	Unilever	1.58%		7
4	Nippon Express Group	1.51%		14
5	NYK Line (Nippon Yusen Kaisha)	1.51%		13
6	Exel Logistics	1.43%		33
7	Altria Group, Inc. (Kraft)	1.03%		9
8	Sears Roebuck and Co.	1.02%		15
9	Home Depot, Inc.	0.99%		11
10	ID Logistics France	0.93%		8
11	FM Logistic	0.78%		6
12	General Electric Company, Inc.	0.71%		19
13	Amazon.com, Inc.	0.68%		3
14	FedEx Corporation	0.63%		17
15	Royal Ahold (Koninklijke Ahold NV)	0.61%		6
16	Geodis Logistics	0.61%		7
17	Goodyear Tire & Rubber Co.	0.53%		4
18	Hitachi, Ltd.	0.53%		3
19	Brandt Appliances SAS	0.50%		3
20	PSA (Peugeot)	0.44%		6
21	Williams-Sonoma, Inc.	0.43%		2
22	Electrolux North America, Inc.	0.42%		7
23	Gillette (UK) Ltd.	0.41%		2
24	UPS SCS (United Parcel Service Inc)	0.38%		18
25	Anixter International, Inc.	0.37%		10

	Total	22.45	%(G)	285

COMMENTS

(A)	Assumes customers do not exercise renewal options.

(B)	Represents annualized base rents at lease expiration. As of June 30, 2005, the average base rent per square foot is $4.00 (Direct Investment) and $5.32 (ProLogis Property Funds and CDFS Joint Ventures).

(C)	Includes amounts leased on a month-to-month basis of 4,066,514 square feet (Direct Investment) and 1,652,399 square feet (ProLogis Property Funds and CDFS Joint Ventures).

(D)	Includes customers leasing space in properties owned directly by ProLogis and in properties owned by ProLogis Property Funds and CDFS Joint Ventures.

(E)	As of June 30, 2005, ProLogis (including ProLogis Property Funds and CDFS Joint Ventures) had 307 Focus 500 Customers (targeted users of distribution space). These customers lease 141,100,000 square feet of distribution space representing 52.4% of the total operating portfolio as of June 30, 2005.

(F)	Percentage is based on the annualized collected base rents as of June 30, 2005.

(G)	The Top 25 customers when considering only the annualized collected base rents in ProLogis’ Direct Investment properties was 15.57% of ProLogis’ total annualized collected base rents as of June 30, 2005.
Supplemental Information Page 15

ProLogis
Second Quarter 2005
Unaudited Financial Results
Leasing Activity (A)

							Weighted
	Total Leasing Activity (B)		Turnover Costs (C)		Rent Growth (D)		Average
	No. of	Square	Square		Square		Tenant
	Leases	Feet	Feet	Cost	Feet	Growth	Retention

First Quarter	481	21,317,823	15,995,152	$0.96	15,673,458	-2.0%	75.0%

Second Quarter	490	22,859,159	18,104,651	$1.17	17,483,153	-2.0%	74.3%

Year to Date	971	44,176,982	34,099,803	$1.07	33,156,611	-2.0%	74.5%
Actual Capital Expenditures
For the Six Months Ended June 30, 2005

					ProLogis’
	Recurring			Total	Ownership	ProLogis’ Share
	Capital	Tenant	Leasing	Capital	Percentage at	of Actual Capital
	Maintenance	Improvements	Commissions	Expenditures	June 30, 2005	Expenditures

ProLogis	$9,333,194	$19,306,036	$4,607,373	$33,246,603	100.0%	$33,246,603
ProLogis European Properties Fund	1,565,222	1,144,079	683,427	3,392,728	20.6%	698,902
ProLogis California LLC	58,663	1,575,233	1,465,961	3,099,857	50.0%	1,549,929
ProLogis North American Properties Fund I	344,619	212,387	771,873	1,328,879	41.3%	548,827
ProLogis North American Properties Fund II	54,238	260,632	300,011	614,881	20.0%	122,976
ProLogis North American Properties Fund III	142,107	756,556	570,988	1,469,651	20.0%	293,930
ProLogis North American Properties Fund IV	51,056	145,489	140,607	337,152	20.0%	67,430
ProLogis North American Properties Fund V	708,936	1,376,868	716,735	2,802,539	11.4%	319,489
ProLogis North American Properties Fund VI-X	1,003,399	633,020	1,525,661	3,162,080	20.0%	632,416
ProLogis North American Properties Fund XI	—	183,091	134,243	317,334	20.0%	63,467
ProLogis North American Properties Fund XII	40,053	74,966	931,748	1,046,767	20.0%	209,353

	$13,301,487	$25,668,357	$11,848,627	$50,818,471		$37,753,322

COMMENTS

(A)	Represents leasing activity for distribution space in properties that are directly owned by ProLogis and properties that are owned by the ProLogis Property Funds and CDFS Joint Ventures.

(B)	Represents all leases signed during the period, including leases for space in properties that are under development.

(C)	Represents the square feet and associated costs that will be incurred to prepare a space for a new tenant, except for space that is being leased for the first time (i.e., in a new development property). Includes the square feet for a lease renewal with the same tenant and associated costs, if any. Includes square feet and costs associated with leasing activity for space in properties acquired, if the space was vacant at the date of acquisition. The amount provided is the total turnover costs expected to be incurred on the leases signed during the period and does not represent actual turnover expenditures for the period.

(D)	Represents the leasing activity and associated rent growth for space that has been previously leased by ProLogis and/or the ProLogis Property Funds. Excludes leasing activity and rent growth for space in properties acquired, if the space was vacant at the date of acquisition.
Supplemental Information Page 16

ProLogis
Second Quarter 2005
Unaudited Financial Results

Same Store Analysis (A)

		Percentage Change in
					Adjusted Net
	Square Footage of Same	Rental Income	Rental Expenses	Net Operating	Operating Income
	Store Population	(B)	(C)	Income (D)	(E)	Average Occupancy	Rent Growth (F)

First Quarter	227,137,261	+2.95%	+6.44%	+1.98%	+2.32%	+3.25%	-2.10%

Second Quarter	227,137,261	+2.79%	+2.11%	+2.98%	+4.07%	+2.35%	-3.80%

Year to Date		+2.98%	+4.22%	+2.63%	+3.35%	+2.69%	-2.40%

COMMENTS

(A)	A key component of ProLogis’ evaluation of the operating performance of its properties, its management personnel and its individual markets is a “same store” analysis. ProLogis defines its same store portfolio of properties each quarter as those properties that have been in operation throughout the full quarter in both the current year and the prior year and that were also in operation at January 1st of the prior year. Accordingly, when a property is disposed of to a third party it will be removed from the population for the current quarter and the corresponding quarter of the prior year but previously presented quarterly information will not be changed. Same store statistics allow management to evaluate the actual operating performance of its operating portfolio as a consistent population from period to period and eliminates the effects of changes in the composition of the portfolio on performance measures.

The percentage change presented is the weighted average of the measure computed separately for ProLogis and each of the ProLogis Property Funds with the weighting based on each entity’s proportionate share of the combined component on which the change is computed. In order to derive an appropriate measure of period-to-period operating performance, the percentage change computation removes the effects of foreign currency exchange rate movements by computing each property’s components in that property’s functional currency.

(B)	Rental income computed under GAAP includes the amount of rental expenses that are recovered from customers under the terms of their respective lease agreements. In computing the percentage change in rental income for the same store analysis, rental income is adjusted to remove the net termination fees recognized for each period. Net termination fees generally represent the gross fee negotiated at the time a customer is allowed to terminate its lease agreement offset by that customer’s rent leveling asset or liability that has been previously recognized under GAAP, if any. Removing the net termination fees for the same store calculation allows ProLogis’ management to evaluate the growth or decline in each property’s rental income without regard to items that are not indicative of the property’s recurring operating performance. Customer terminations are negotiated under specific circumstances and are not subject to specific provisions or rights allowed under the lease agreements.

Net termination fees removed from rental income were $2,486,087 and $1,413,426 for the three months ended June 30, 2005 and 2004, respectively. Net termination fees removed from rental income were $8,164,399 and $2,763,554 for the six months ended June 30, 2005 and 2004, respectively.

(C)	Rental expenses computed under GAAP represent gross property operating expenses. In computing the percentage change in rental expenses for the same store analysis, rental expenses include property management expenses for ProLogis’ direct owned properties based on the property management fee that has been computed as provided in the individual agreements under which ProLogis’ wholly owned management company provides property management services to each property (generally the fee is based on a percentage of revenues).

(D)	In computing the percentage change in net operating income, ProLogis computes net operating income as the weighted difference between the rental income balance that is computed as described in comment B and the rental expenses balance that is computed as described in comment C.

(E)	To derive adjusted net operating income, ProLogis adjusts the net operating income balance that is computed as described in comment D to exclude the amount of straight-lined rents recognized in each period. The straight-lined rents removed from rental income were $1,527,178 and $3,830,488 for the three months ended June 30, 2005 and 2004, respectively. The straight-lined rents removed from rental income were $4,386,716 and $7,380,031 for the six months ended June 30, 2005 and 2004, respectively.

(F)	Represents the weighted average rent growth associated with leasing activity for space that has been previously leased by ProLogis and/or the ProLogis Property Funds. Excludes leasing activity and rent growth for space in properties acquired, if the space was vacant at the date of acquisition.
Supplemental Information Page 17

ProLogis

Second Quarter 2005
Unaudited Financial Results

Acquisitions and Dispositions

	Three Months Ended
	June 30,	March 31,	Year
	2005	2005	to Date

Acquisitions From Third Parties:
Operating Properties Acquired by ProLogis (A):
Square feet	154,900	350,831	505,731
Total expected investment of assets acquired	$3,545,028	$12,313,375	$15,858,403
Percentage leased at period end	100.00%	100.00%	100.00%

Operating Properties Acquired by ProLogis Property Funds:
Square feet	321,544	185,003	506,547
Total expected investment of assets acquired	$24,220,956	$15,459,490	$39,680,446
Percentage leased at period end	100.00%	95.64%	98.41%

Dispositions:
Direct Dispositions by ProLogis:
CDFS completed developments:
Contributions to ProLogis Property Funds:
Square feet	3,097,717	4,254,331	7,352,048
Net sales proceeds	$298,954,486	$275,411,538	$574,366,024

Dispositions to Third Parties:
Square feet	38,091	—	38,091
Net sales proceeds	$6,833,693	$—	$6,833,693

CDFS repositioned acquisitions:
Contributions to ProLogis Property Funds:
Square feet	420,000	—	420,000
Net sales proceeds	$13,482,131	$—	$13,482,131

Dispositions to Third Parties:
Square feet	—	123,000	123,000
Net sales proceeds	$—	$2,935,731	$2,935,731

Land dispositions:
Net sales proceeds	$19,954,317	$18,438,123	$38,392,440

Total CDFS assets (see page 19):
Square feet	3,555,808	4,377,331	7,933,139
Net sales proceeds	$339,224,627	$296,785,392	$636,010,019

Percentage of CDFS proceeds generated by contributions to ProLogis Property Funds	92.1%	92.8%	92.4%

Non-CDFS assets:
Dispositions to Third Parties:
Square feet	—	236,183	236,183
Net sales proceeds	$—	$6,850,754	$6,850,754

Total all dispositions:
Square feet	3,555,808	4,613,514	8,169,322
Net sales proceeds	$339,224,627	$303,636,146	$642,860,773

Direct Dispositions by ProLogis Property Funds:
Square feet	880,514	123,689	1,004,203
Net sales proceeds	$33,992,929	$10,584,373	$44,577,302
COMMENTS

(A)	All direct acquisitions were made in ProLogis’ CDFS business segment.
Supplemental Information Page 18

ProLogis
Second Quarter 2005
Unaudited Financial Results
CDFS Business Summary
CDFS Leasing Activity

	Three Months Ended
	June 30,	March 31,	Year
	2005	2005	to Date

Square feet of leases signed on CDFS properties (A)	3,855,418	3,906,287	7,761,705
Square feet of leases signed on CDFS properties to repeat ProLogis customers	1,935,377	1,883,305	3,818,682

Percentage to repeat ProLogis customers	50.2%	48.2%	49.2%

Proceeds from 2005 CDFS Dispositions/Contributions by Market/Region

	Three Months Ended			Percentage
	June 30,	March 31,	Year	of Total
	2005	2005	to Date	Proceeds

North America:
Atlanta, Georgia	$48,865,737	$285,721	$49,151,458	7.73%
Cincinnati, Ohio	—	1,792,167	1,792,167	0.28%
Columbus, Ohio	—	28,399,253	28,399,253	4.47%
Dallas/Fort Worth, Texas	6,881,234	5,274,703	12,155,937	1.91%
El Paso, Texas	—	303,104	303,104	0.05%
Houston, Texas	—	646,061	646,061	0.10%
Los Angeles/Orange County, California	—	54,472,675	54,472,675	8.57%
Louisville, Kentucky	8,594,397	—	8,594,397	1.35%
Memphis, Tennessee	13,482,131	19,772,024	33,254,155	5.23%
Monterrey, Mexico	5,999,925	—	5,999,925	0.94%
Reno, Nevada	8,034,826	—	8,034,826	1.26%
Salt Lake City, Utah	588,958	6,133,769	6,722,727	1.06%
Tijuana, Mexico	—	11,280,076	11,280,076	1.77%
Washington D.C./Baltimore, Maryland	—	6,999,675	6,999,675	1.10%

	92,447,208	135,359,228	227,806,436	35.82%

Europe:
Germany (South)	—	6,790,448	6,790,448	1.07%
Poland (South)	—	2,935,731	2,935,731	0.46%
Spain (Madrid)	—	31,886,004	31,886,004	5.01%
Sweden (Stockholm)	—	17,860,638	17,860,638	2.81%
United Kingdom (East Midlands)	10,433,766	16,777,498	27,211,264	4.28%
United Kingdom (London and Southeast)	7,730,460	13,180,537	20,910,997	3.29%
United Kingdom (West Midlands)	—	4,022,700	4,022,700	0.63%

	18,164,226	93,453,556	111,617,782	17.55%

Asia:
Japan (Tokyo)	—	67,972,608	67,972,608	10.69%
Japan (Osaka)	228,613,193	—	228,613,193	35.94%

	228,613,193	67,972,608	296,585,801	46.63%

Net sales proceeds on 2005 transactions before deferrals and recapture	339,224,627	296,785,392	636,010,019	100.00%

Less: amounts not recognized (B)	(14,396,466)	(11,257,875)	(25,654,341)

	$324,828,161	$285,527,517	$610,355,678

COMMENTS

(A)	Represents leases of unleased space in completed developments or repositioned acquisitions signed during the period, including CDFS Joint Ventures.

(B)	When ProLogis contributes properties to a ProLogis Property Fund in which it has an ownership interest, ProLogis does not recognize a portion of the proceeds in its computation of the gain resulting from the contribution. The amount of the proceeds that cannot be recognized relates to ProLogis’ continuing ownership interest in the contributed property through its ownership in the Property Fund. See notes 10 and 11 on Page 8a.
Supplemental Information Page 19

ProLogis
Second Quarter 2005
Unaudited Financial Results
CDFS Business Summary (Continued)
CDFS Asset Pipeline and Leasing Status
CDFS Assets By Product Classification

	Square		June 30, 2005
	Feet	Investment (A)	Leased

Completed Developments and Acquired Properties
North America:
CDFS properties — repositioned acquisitions	5,500,962	$157,314,059	67.71%
CDFS properties — completed developments	6,101,442	229,333,732	59.34%

Total CDFS Operating Properties — North America	11,602,404	386,647,791	63.31%

Europe:
CDFS properties — repositioned acquisitions	1,160,665	57,869,038	58.71%
CDFS properties — completed developments	6,332,579	504,929,972	55.31%

Total CDFS Operating Properties — Europe	7,493,244	562,799,010	55.84%

Asia:
CDFS properties — repositioned acquisitions	150,000	11,585,510	100.00%
CDFS properties — completed developments	1,775,359	170,371,003	83.57%

Total CDFS Operating Properties — Asia	1,925,359	181,956,513	84.85%

Total Acquired and Developed Properties (see page 14a)	21,021,007	1,131,403,314	62.62%

Properties Under Development — Direct Owned:
North America	10,678,791	471,030,738	11.62%
Europe	9,451,809	750,096,100	19.68%
Asia	4,117,589	585,354,968	51.91%

Total Properties Under Development (see page 20)	24,248,189	1,806,481,806	21.60%

Total CDFS Asset Pipeline — Direct Owned	45,269,196	$2,937,885,120	40.65%

Completed Developments — CDFS Joint Ventures: (B) Asia	183,100	$2,138,388	27.92%

Properties Under Development — CDFS Joint Ventures: (B)
North America	1,312,396	$19,671,155	—
Asia	673,637	9,106,800	25.69%

Total Properties Under Development — CDFS Joint Ventures (see page 20a)	1,986,033	$28,777,955	8.71%

Total CDFS Asset Pipeline — CDFS Joint Ventures	2,169,133	$30,916,343	10.33%

Total CDFS Asset Pipeline (C)	47,438,329	$2,968,801,463	39.26%

CDFS Assets By Geographic Area

	Square		June 30, 2005
	Feet	Investment (A)	Leased

North America	23,593,591	$877,349,684	36.39%
Europe	16,945,053	1,312,895,110	35.67%
Asia	6,899,685	778,556,669	57.91%

Total CDFS Asset Pipeline (C)	47,438,329	$2,968,801,463	39.26%

COMMENTS

(A)	For operating properties represents current investment; for properties under development represents total expected investment.

(B)	Represents 100% of the square footage and ProLogis’ proportionate share of the investment in properties under development in CDFS joint ventures in which ProLogis has an average 50% ownership interest.

(C)	Includes 100% of the properties owned directly by ProLogis. Also includes 100% of the square footage and ProLogis’ proportionate share of the investment in properties under development in the CDFS joint ventures.
Supplemental Information Page 19a

ProLogis
Second Quarter 2005
Unaudited Financial Results

Development Summary

	June 30,	March 31,	December 31,	September 30,
	2005	2005	2004	2004

Development Starts:
North America:
Square feet	4,342,472	3,916,419	2,206,790	2,196,060
Total expected investment	$183,135,681	$172,704,823	$95,484,757	$86,692,859
Cost per square foot	$42.17	$44.10	$43.27	$39.48
Europe:
Square feet	5,311,413	2,621,434	2,150,134	2,101,134
Total expected investment	$459,954,418	$191,090,017	$190,460,945	$124,605,852
Cost per square foot	$86.60	$72.90	$88.58	$59.30
Asia:
Square feet	687,994	2,113,297	1,836,698	—
Total expected investment	$70,769,193	$368,423,731	$165,004,135	$—
Cost per square foot	$102.86	$174.34	$89.84	$—
Total:
Square feet	10,341,879	8,651,150	6,193,622	4,297,194
Total expected investment	$713,859,292	$732,218,571	$450,949,837	$211,298,711
Cost per square foot	$69.03	$84.64	$72.81	$49.17

Development Completions:
North America:
Square feet	2,917,535	399,120	2,945,499	626,600
Total expected investment	$96,823,507	$16,202,132	$106,500,910	$23,548,193
Cost per square foot	$33.19	$40.59	$36.16	$37.58
Leased percentage at completion (A)	49.67%	82.59%	51.09%	100.00%
Leased percentage as of 6/30/05	49.67%	82.59%	92.69%	100.00%
Europe:
Square feet	3,212,654	1,010,949	1,637,143	1,799,063
Total expected investment	$248,977,773	$89,009,916	$101,653,595	$106,017,375
Cost per square foot	$77.50	$88.05	$62.09	$58.93
Leased percentage at completion (A)	74.39%	48.31%	84.46%	100.00%
Leased percentage as of 6/30/05	74.39%	70.89%	84.73%	100.00%
Asia:
Square feet	1,552,146	848,674	1,373,549	605,819
Total expected investment	$185,136,064	$73,406,923	$162,209,532	$56,944,653
Cost per square foot	$119.28	$86.50	$118.10	$94.00
Leased percentage at completion (A)	86.71%	86.92%	55.29%	100.00%
Leased percentage as of 6/30/05	86.71%	86.92%	92.75%	100.00%
Total:
Square feet	7,682,335	2,258,743	5,956,191	3,031,482
Total expected investment	$530,937,344	$178,618,971	$370,364,037	$186,510,221
Cost per square foot	$69.11	$79.08	$62.18	$61.52
Leased percentage at completion (A)	67.49%	68.87%	61.23%	100.00%
Leased percentage as of 6/30/05	67.49%	78.88%	90.52%	100.00%

Under Development as of End of Period:
North America:
Square feet	10,678,791	9,250,199	5,732,900	6,471,609
Total expected investment	$471,030,738	$384,718,564	$228,215,873	$239,232,026
Cost per square foot	$44.11	$41.59	$39.81	$36.97
Leased percentage as of 6/30/05	11.62%
Europe:
Square feet	9,451,809	7,308,271	5,697,786	5,184,795
Total expected investment	$750,096,100	$610,771,528	$448,626,890	$312,537,869
Cost per square foot	$79.36	$83.57	$78.74	$60.28
Leased percentage as of 6/30/05	19.68%
Asia:
Square feet	4,117,589	5,189,242	3,717,110	3,253,961
Total expected investment	$585,354,968	$699,668,159	$407,807,022	$405,012,419
Cost per square foot	$142.16	$134.83	$109.71	$124.47
Leased percentage as of 6/30/05	51.91%
Total:
Square feet	24,248,189	21,747,712	15,147,796	14,910,365
Total expected investment	$1,806,481,806	$1,695,158,251	$1,084,649,785	$956,782,314
Cost per square foot	$74.50	$77.95	$71.60	$64.17
Leased percentage as of 6/30/05	21.60%

Construction in Progress:
North America	$202,653,238	$184,874,732	$109,595,605	$132,417,788
Europe	322,027,535	324,862,257	266,249,902	196,953,174
Asia	223,661,460	308,534,343	199,857,196	282,325,958

Total Construction in Progress	$748,342,233	$818,271,332	$575,702,703	$611,696,920

COMMENT

(A)	Represents the leased percentage as of the end of the quarter in which the development was completed.
Supplemental Information Page 20

ProLogis
Second Quarter 2005
Unaudited Financial Results
Development Summary — CDFS Joint Ventures

	June 30,	March 31,	December 31,
	2005	2005	2004

Development Starts:
North America (A):
Square feet	501,120	—	811,276
Total expected investment	$16,612,496	$—	$22,729,813
Cost per square foot	$33.15	$—	$28.02
Asia (B):
Square feet	—	673,637	183,100
Total expected investment	$—	$18,213,598	$7,771,994
Cost per square foot	$—	$27.04	$42.45
Total:
Square feet	501,120	673,637	994,376
Total expected investment	$16,612,496	$18,213,598	$30,501,807
Cost per square foot	$33.15	$27.04	$30.67

Development Completions:
North America (A):
Square feet	—	—	—
Total expected investment	$—	$—	$—
Cost per square foot	$—	$—	$—
Leased percentage at completion (C)	—	—	—
Leased percentage as of 6/30/05	—	—	—
Asia (B):
Square feet	183,100	—	—
Total expected investment	$7,771,954	$—	$—
Cost per square foot	$42.45	$—	$—
Leased percentage at completion (C)	27.92%	—	—
Leased percentage as of 6/30/05	27.92%	—	—
Total:
Square feet	183,100	—	—
Total expected investment	$7,771,954	$—	$—
Cost per square foot	$42.45	$—	$—
Leased percentage at completion (C)	27.92%	—	—
Leased percentage as of 6/30/05	27.92%	—	—

Under Development as of End of Period:
North America (A):
Square feet	1,312,396	811,276	811,276
Total expected investment	$39,342,309	$22,729,813	$22,729,813
Cost per square foot	$29.98	$28.02	$28.02
Leased percentage as of 6/30/05	—	—	—
Asia (B):
Square feet	673,637	856,737	183,100
Total expected investment	$18,213,600	$25,985,592	$7,771,994
Cost per square foot	$27.04	$30.33	$42.45
Leased percentage as of 6/30/05	25.69%	20.20%	—
Total:
Square feet	1,986,033	1,668,013	994,376
Total expected investment	$57,555,909	$48,715,405	$30,501,807
Cost per square foot	$28.98	$29.21	$30.67
Leased percentage as of 6/30/05	8.71%	10.38%	—
COMMENTS

(A)	Represents 100% of the development activity of ProLogis’ CDFS Joint Ventures operating in North America. ProLogis has an average 50% ownership interest in this entity, which was acquired in August 2004.

(B)	Represents 100% of the activity in ProLogis’ CDFS Joint Venture operating in China in which ProLogis has a 50% ownership interest.

(C)	Represents the leased percentage as of the end of the quarter in which the development was completed.
Supplemental Information Page 20a

ProLogis
Second Quarter 2005
Unaudited Financial Results
Capital Structure
(in thousands)
Debt Outstanding as of June 30, 2005

		Principal Maturities
		of Direct Debt
		(excluding Lines of Credit and
Principal Outstanding - Direct Debt		Short-term borrowing)

Direct Debt:
Senior unsecured notes:
7.05% Notes due 2006	$250,000	2005	$3,543
7.25% Notes due 2007	135,000	2006	325,070
7.95% Notes due 2008	75,000	2007	340,241
7.10% Notes due 2008	250,000	2008	322,641
8.72% Notes due 2009	75,000	2009	64,205
7.875% Notes due 2009	37,500	2010	35,778
7.30% Notes due 2009	25,000	2011	460,601
4.375% Euro Notes due 2011 (A)	426,195	2012	31,304
5.50% Notes due 2013	300,000	2013	368,851
7.81% Notes due 2015	100,000	2014	41,873
9.34% Notes due 2015	50,000
8.65% Notes due 2016	50,000	Thereafter	324,449
7.625% Notes due 2017	100,000	Less discount	(2,223)

Less discount	(2,223)		$2,316,333

Total senior unsecured notes	1,871,472

Secured debt	438,249
Assessment bonds	6,612

	444,861

Subtotal	2,316,333
Short-term borrowing (B)	47,700
Lines of credit (see page 22)	1,297,156

Total direct debt	$3,661,189

ProLogis’ share of third party debt of unconsolidated investees:
ProLogis Property Funds (see page 12)	$1,106,785
CDFS Joint Ventures	1,196

	$1,107,981

Total	$4,769,170

Market Capitalization as of June 30, 2005

	Shares	Market
	or Equivalents	Price	Market Value
	Outstanding	at 6/30/05	Equivalents

8.54% Series C Cumulative Redeemable Preferred Shares	2,000	$55.00	$110,000
6.75% Series F Cumulative Redeemable Preferred Shares	5,000	$25.44	127,200
6.75% Series G Cumulative Redeemable Preferred Shares	5,000	$25.48	127,400

	12,000		364,600

Common Shares	186,834	$40.24	7,518,200
Convertible limited partnership units (5,537,000 units)	5,539	$40.24	222,889

	192,373		7,741,089

Total equity			8,105,689
Total debt (including ProLogis’ share of third party debt of unconsolidated investees)			4,769,170

Total market capitalization (including ProLogis’ share of third party debt of unconsolidated investees)			$12,874,859

COMMENTS
(A)	In April 2004, ProLogis issued 350.0 million euro of notes that are registered on the Luxembourg Stock Exchange. The net proceeds from the issuance of the notes were 347.8 million euro.

(B)	Represents the approximate U.S. dollar equivalent of 58.8 million Canadian dollars, including accrued interest, that were borrowed under an agreement that expires in August 2005.
Supplemental Information Page 21

ProLogis
Second Quarter 2005
Unaudited Financial Results
Debt Analysis
Revolving Lines of Credit
(in thousands)

						Weighted
	Total			Outstanding	Remaining	Average
	Commitment			at 6/30/05	Capacity	Interest Rate (A)

ProLogis-North America	$560,000	(B	)	$333,526	$226,474	4.38%
ProLogis-Europe	547,965	(C	)	535,755	12,210	2.98%
ProLogis-Europe (United Kingdom only)	45,586	(D	)	—	45,586	—
ProLogis-Asia	586,749	(E	)	427,875	158,874	0.98%

	$1,740,300			$1,297,156	$443,144	2.68%

Weighted Average Interest Rates and Term to Maturity (F)

		Weighted	Weighted Average
		Average	Term to
	% of Debt	Interest Rate (A)	Maturity (G)

Revolving lines of credit	35.49%	2.68%	n/a
Short-term borrowings	1.31%	3.26%	n/a
Senior unsecured notes	51.21%	6.51%	6.1	years
Secured debt	11.99%	7.06%	10.1	years

Totals (F)	100.00%	5.17%	6.9	years
Financial Ratios

	Six
	Months Ended	Year Ended
	6/30/05	12/31/04

Interest coverage ratio (H)	5.1	4.3
Fixed charge coverage ratio (I)	4.3	3.7
Total debt to total book assets (including ProLogis’ share of unconsolidated investees) (see pages 10 and 21)	52.0%	51.1%
Total debt to total market capitalization (including ProLogis’ share of unconsolidated investees) (see page 21)	37.0%	34.4%
COMMENTS
(A)	Represents the weighted average base interest rates on borrowings that were outstanding at June 30, 2005.

(B)	Total commitment available to ProLogis at June 30, 2005 has been reduced by letters of credit outstanding with the lending bank aggregating $9.4 million at June 30, 2005.

(C)	Represents the approximate U.S. dollar equivalent at June 30, 2005 of ProLogis’ 450.0 million euro denominated line of credit.

(D)	Represents the approximate U.S. dollar equivalent at June 30, 2005 of ProLogis’ 25.0 million pound sterling denominated line of credit available for borrowing in the United Kingdom. The total commitment available to ProLogis has been reduced by letters of credit outstanding with the lending bank in the currency equivalent of approximately $15.2 million at June 30, 2005.

(E)	Represents the approximate U.S. dollar equivalent at June 30, 2005 of ProLogis’ 65.0 billion yen denominated line of credit.

(F)	Total direct debt excluding assessment bonds.

(G)	Calculated as of the beginning of the year through final maturity for debt outstanding at June 30, 2005.

(H)	Calculated as Funds From Operations as defined by ProLogis before impairment charges, preferred dividends and charges related to the redemption of preferred shares, interest expense and minority interest, divided by interest expense (interest expense excludes capitalized interest and amortization of loan costs). Funds From Operations is defined on Page 3a.

(I)	Calculated as Funds From Operations as defined by ProLogis before impairment charges, preferred dividends and charges related to the redemption of preferred shares, interest expense and minority interest, divided by combined interest expense (interest expense excludes capitalized interest and amortization of loan costs) and preferred dividends. Funds From Operations is defined on Page 3a.
Supplemental Information Page 22

ProLogis
Second Quarter 2005
Unaudited Financial Results
Geographic Distribution (A)

North America	%		Europe	%	Asia	%

United States

Atlanta	4.57		Belgium	0.16	China (C)	0.78
Austin	0.80		Czech Republic	0.54	Japan (D)	2.45
Central Valley (California)	1.51		France	7.60	Singapore	0.05
Charlotte	2.04		Germany	1.07	Total Asia	3.28%
Chattanooga	0.39		Hungary	0.28
Chicago	3.54		Italy	1.88
Cincinnati	2.60		The Netherlands	1.74
Columbus	3.47		Poland	1.47
Dallas/Fort Worth	5.90		Spain	0.82
Denver	1.24		Sweden	0.41
El Paso	1.27		United Kingdom	3.42
Ft. Lauderdale/Miami	1.61		Total Europe	19.39%
Greenville	0.92
Houston	3.33
I-81 Corridor (E. Pennsylvania)	4.73
Indianapolis	3.08
Kansas City	0.53
Las Vegas	0.78
Los Angeles Basin	6.13
Louisville	1.25
Memphis	3.50
Nashville	1.82
New Jersey	5.98
Oklahoma City	0.22
Orlando	0.95
Other non-target	0.05
Phoenix	0.82
Portland	0.74
Reno	1.25
Salt Lake City	0.69
San Antonio	2.06
San Francisco-East Bay	1.02
San Francisco-South Bay	1.25
Seattle	0.47
St. Louis	0.98
Tampa	1.28
Tulsa	0.18
Washington D.C./Baltimore	2.15

Total United States	75.10

Mexico

Juarez	0.37
Monterrey	0.51
Reynosa	0.86
Tijuana	0.49

Total Mexico	2.23

Canada

Toronto	(B	)

Total Canada	—

Total North America	77.33%

COMMENTS
(A)	Percentages are based on the square footage of the operating portfolio including direct owned properties and operating properties owned by the ProLogis Property Funds and CDFS Joint Ventures.

(B)	ProLogis has three properties currently under development and owns land for future development in Toronto.

(C)	ProLogis has two properties currently under development and controls land for future development in China. In addition, ProLogis has an interest in a CDFS Joint Venture that has an additional four buildings under development. ProLogis has designated three markets in China (the Guangdong Province, the Greater Shanghai/Suzhou region and the Beijing region) as target markets.

(D)	ProLogis’ target markets in Japan include Tokyo, Osaka and Nagoya.
Supplemental Information Page 23